UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21179

Name of Fund: BlackRock New York Municipal Income Quality Trust (BSE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Income Quality Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2012

Date of reporting period: 08/31/2012

Item 1 – Report to Stockholders

August 31, 2012

Annual Report

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

The Massachusetts Health & Education Tax-Exempt Trust (MHE)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	AUGUST 31, 2012

Dear Shareholder

About this time one year ago, financial markets had been upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Since then, asset prices have waxed and waned in broad strokes as investors reacted to developments in Europe’s financial situation, mixed US economic news and global central bank policy action.

After confidence crumbled in the third quarter of 2011, October brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite the continuation of heightened market volatility, most asset classes enjoyed a robust summer rally. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter began to recede and, outside of Europe, the risk of recession largely subsided. Central bank policy action has been a major driver of market sentiment in 2012. Investors’ anticipation for economic stimulus drove asset prices higher over the summer as the European Central Bank stepped up its efforts to support the region’s troubled nations and the US Federal Reserve reiterated its readiness to take action if economic conditions warrant.

On the whole, most asset classes advanced during the reporting period. US large cap stocks delivered strong returns for the 12 months ended August 31, 2012, while small cap stocks and high yield bonds also performed well. Despite the risk-asset rally in recent months, higher-quality investments including tax-exempt municipal bonds and US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds. International and emerging equities, however, lagged other asset classes amid ongoing global uncertainty. Near-zero short term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	4.14%	18.00%
US small cap equities (Russell 2000® Index)	0.89	13.40
International equities (MSCI Europe, Australasia, Far East Index)	(4.00)	(0.04)
Emerging market equities (MSCI Emerging Markets Index)	(10.51)	(5.80)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.06
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	5.25	9.14
US investment grade bonds (Barclays US Aggregate Bond Index)	2.97	5.78
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.24	9.37
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	4.80	13.84
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended August 31, 2012

Municipal bonds delivered exceptional performance during the reporting period, with the S&P Municipal Bond Index gaining 9.37% for the 12 months ended August 31, 2012. In the later part of 2011, heightened volatility in equity markets led to increased demand for municipal bonds as investors flocked to more stable asset classes. The municipal market benefited from an exuberant Treasury market amid global uncertainty in addition to muted new issuance. Supply was constrained while demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history and municipal bonds outperformed most fixed income asset classes for the year.

Market conditions remained favorable even though supply picked up considerably in 2012. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for the first eight months of 2012 was $253 billion as compared to $288 billion for the entire year of 2011. It is important to note that refunding activity has accounted for a large portion of supply in 2012 as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

Increased supply was met with the continuation of strong demand in 2012 as investors remained starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. Year-to-date through August 2012, flows into municipal funds have totaled $38.812 billion (according to the Investment Company Institute). Following an extensive period of significant outflows from late 2010 through mid-2011, these robust 2012 inflows are telling of the complete turnaround in confidence. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. Given these positive market factors, the S&P Municipal Bond Index has gained 5.99% year-to-date through August 31, 2012.

Overall, the municipal yield curve flattened during the period from August 31, 2011 to August 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 100 basis points (“bps”) to 2.89% on AAA-rated 30-year municipal bonds and by 51 bps to 1.74% on 10-year bonds, while yields on 5-year issues fell 20 bps to 0.69%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 99 bps, and in the 2- to 10-year range, the spread tightened by 50 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been more than a year and a half since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through August 2012, total outstanding municipal bonds entering into debt service cash-payment default for the first time had an aggregate par value of $1.16 billion. This amount represents only 0.5% of total issuance for the same period and 0.031% of total municipal bonds outstanding. This compares favorably to data for the full year 2011 when first-time defaults totaled 0.84% of issuance and 0.065% of outstanding. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2012

Trust Summary as of August 31, 2012	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 29.95% based on market price and 13.08% based on net asset value (“NAV”). For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 21.36% based on market price and 14.84% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, municipal bond prices generally rose as the yield curve flattened (longer-term interest rates fell more than shorter-term rates) and credit spreads tightened. Given these market conditions, the Trust’s exposure to longer-maturity bonds and lower-quality investment grade bonds had a significant positive impact on performance. Exposure to the health sector also boosted returns as these bonds particularly benefited from the decline in interest rates and spread tightening during the period. The Trust’s income component was negatively impacted by the recent high level of refunding activity in the market as issuers were enticed to refinance their outstanding debt at significantly lower interest rates. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”) Amex	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2012 ($18.43)[1]	4.33%
Tax Equivalent Yield[2]	6.66%
Current Monthly Distribution per Common Share[3]	$0.0665
Current Annualized Distribution per Common Share[3]	$0.7980
Economic Leverage as of August 31, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$18.43	$15.02	22.70%	$20.21	$14.61
Net Asset Value	$15.60	$14.61	6.78%	$15.63	$14.55

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Transportation	18%	19%
County/City/Special District/School District	18	21
Education	17	11
Housing	14	12
Health	14	18
Utilities	11	10
State	5	5
Tobacco	2	3
Corporate	1	1

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	12%	14%
AA/Aa	40	30
A	27	35
BBB/Baa	8	8
BB/Ba	1	1
Not Rated[6]	12	12

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $1,141,310 and $1,031,990, each representing 2%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2012	5

Trust Summary as of August 31, 2012	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade New York municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, however, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 21.52% based on market price and 16.15% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 19.66% based on market price and 14.48% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s neutral-to-long average duration (greater sensitivity to interest rates) contributed positively to performance as interest rates generally declined over the one-year period. A preference for longer-dated maturities enhanced returns as the municipal yield curve flattened (long-term interest rates fell more than short and intermediate rates). The Trust benefited from a tightening of credit spreads during the period, with particularly strong performance from its allocations to the health and corporate sectors. Narrowing spreads also bode well for the Trust’s holdings of lower-coupon bonds, which tend to offer higher yield and duration relative to their stated maturity. However, the Trust held limited exposure to tobacco, which was the strongest performing sector during the period. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2012 ($15.86)[1]	6.02%
Tax Equivalent Yield[2]	9.26%
Current Monthly Distribution per Common Share[3]	$0.0795
Current Annualized Distribution per Common Share[3]	$0.9540
Economic Leverage as of August 31, 2012[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on October 1, 2012, was decreased to $0.0765 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$15.86	$13.90	14.10%	$16.60	$13.73
Net Asset Value	$15.64	$14.34	9.07%	$15.75	$14.34

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Transportation	28%	30%
County/City/Special District/School District	28	25
Education	11	11
State	11	11
Utilities	9	9
Health	6	5
Housing	3	3
Corporate	2	3
Tobacco	2	3

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	10%	10%
AA/Aa	51	56
A	25	16
BBB/Baa	11	13
BB/Ba	2	3
Not Rated[6]	1	2

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $2,036,337, representing less than 1%, and $4,172,122, representing 1%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	AUGUST 31, 2012

Trust Summary as of August 31, 2012	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 29.94% based on market price and 21.52% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 23.73% based on market price and 17.36% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the municipal yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the curve. The Trust’s longer-dated holdings in the health, corporate and utilities sectors experienced the strongest price appreciation. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2012 ($16.66)[1]	5.26%
Tax Equivalent Yield[2]	8.09%
Current Monthly Distribution per Common Share[3]	$0.0730
Current Annualized Distribution per Common Share[3]	$0.8760
Economic Leverage as of August 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$16.66	$13.60	22.50%	$18.65	$13.56
Net Asset Value	$16.67	$14.55	14.57%	$16.72	$14.55

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
State	36%	20%
Education	18	18
Transportation	11	23
Health	9	12
Housing	8	10
Corporate	7	9
County/City/Special District/School District	6	5
Utilities	5	2
Tobacco	—	1

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	8%	8%
AA/Aa	38	38
A	36	33
BBB/Baa	6	8
BB/Ba	5	4
B	4	4
Not Rated[6]	3	5

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $1,025,320 and $987,040, each representing 2%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2012	7

Trust Summary as of August 31, 2012	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 18.68% based on market price and 17.99% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 19.66% based on market price and 14.48% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s neutral-to-long average duration (greater sensitivity to interest rates) contributed positively to performance as interest rates generally declined over the one-year period. A preference for longer-dated maturities enhanced returns as the municipal yield curve flattened (long-term interest rates fell more than short and intermediate rates). The Trust benefited from a tightening of credit spreads during the period, with particularly strong performance from its allocations to the health and corporate sectors. Narrowing spreads also bode well for the Trust’s holdings of lower-coupon bonds, which tend to offer higher yield and duration relative to their stated maturity. However, the Trust held limited exposure to tobacco, which was the strongest performing sector during the period. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2012 ($16.56)[1]	5.36%
Tax Equivalent Yield[2]	8.25%
Current Monthly Distribution per Common Share[3]	$0.0740
Current Annualized Distribution per Common Share[3]	$0.8880
Economic Leverage as of August 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on October 1, 2012, was decreased to $0.0710 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$16.56	$14.83	11.67%	$17.07	$14.61
Net Asset Value	$16.53	$14.89	11.01%	$16.67	$14.88

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
County/City/Special District/School District	27%	20%
Education	17	11
Health	12	7
Corporate	11	9
Transportation	11	9
State	9	20
Utilities	9	6
Housing	4	13
Tobacco	—	5

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	13%	11%
AA/Aa	33	43
A	37	20
BBB/Baa	10	16
BB/Ba	1	2
B	—	3
Not Rated	6	5

[5]	Using the higher of S&P’s or Moody’s ratings.

8	ANNUAL REPORT	AUGUST 31, 2012

Trust Summary as of August 31, 2012	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (including the alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 23.07% based on market price and 15.23% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 19.66% based on market price and 14.48% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s neutral-to-long average duration (greater sensitivity to interest rates) contributed positively to performance as interest rates generally declined over the one-year period. A preference for longer-dated maturities enhanced returns as the municipal yield curve flattened (long-term interest rates fell more than short and intermediate rates). The Trust benefited from a tightening of credit spreads during the period, with particularly strong performance from its allocations to the health and corporate sectors. Narrowing spreads also bode well for the Trust’s holdings of lower-coupon bonds, which tend to offer higher yield and duration relative to their stated maturity. However, the Trust held limited exposure to tobacco, which was the strongest performing sector during the period. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2012 ($15.74)[1]	5.45%
Tax Equivalent Yield[2]	8.38%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$15.74	$13.54	16.25%	$17.05	$13.49
Net Asset Value	$15.51	$14.25	8.84%	$15.62	$14.25

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
County/City/Special District/School District	23%	16%
Education	22	29
Transportation	20	25
Utilities	13	10
Health	11	11
State	9	8
Corporate	2	1

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	12%	9%
AA/Aa	42	49
A	28	19
BBB/Baa	12	15
BB/Ba	2	2
Not Rated[6]	4	6

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $3,250,435, representing 2%, and $8,358,790, representing 6%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2012	9

Trust Summary as of August 31, 2012	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 24.61% based on market price and 17.00% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 19.66% based on market price and 14.48% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s neutral-to-long average duration (greater sensitivity to interest rates) contributed positively to performance as interest rates generally declined over the one-year period. A preference for longer-dated maturities enhanced returns as the municipal yield curve flattened (long-term interest rates fell more than short and intermediate rates). The Trust benefited from a tightening of credit spreads during the period, with particularly strong performance from its allocations to the health and corporate sectors. Narrowing spreads also bode well for the Trust’s holdings of lower-coupon bonds, which tend to offer higher yield and duration relative to their stated maturity. However, the Trust held limited exposure to tobacco, which was the strongest performing sector during the period. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2012 ($16.81)[1]	5.78%
Tax Equivalent Yield[2]	8.89%
Current Monthly Distribution per Common Share[3]	$0.0810
Current Annualized Distribution per Common Share[3]	$0.9720
Economic Leverage as of August 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on October 1, 2012, was decreased to $0.0770 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$16.81	$14.38	16.90%	$17.51	$14.38
Net Asset Value	$16.09	$14.66	9.75%	$16.18	$14.57

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
County/City/Special District/School District	28%	21%
Health	14	12
Transportation	12	13
Education	12	16
Utilities	10	11
Corporate	10	10
State	8	6
Housing	6	6
Tobacco	—	5

Credit Quality Allocations[5]
	8/31/12		8/31/11
AAA/Aaa	13%		20%
AA/Aa	34		31
A	33		26
BBB/Baa	12		12
BB/Ba	2		3
B	—		3
Not Rated	6	[6]	5

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012, the market value of these securities was $316,389, representing less than 1% of the Trust’s long-term investments.

10	ANNUAL REPORT	AUGUST 31, 2012

Trust Summary as of August 31, 2012	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 16.23% based on market price and 15.19% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 21.36% based on market price and 14.84% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, municipal bond prices generally rose as the yield curve flattened (longer-term interest rates fell more than shorter-term rates) and credit spreads tightened. Given these market conditions, the Trust’s exposure to longer-maturity bonds and lower-quality investment grade bonds had a significant positive impact on performance. Exposure to the health sector also boosted returns as these bonds particularly benefited from the decline in interest rates and spread tightening during the period. The Trust’s income component was negatively impacted by the recent high level of refunding activity in the market as issuers were enticed to refinance their outstanding debt at significantly lower interest rates. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2012 ($19.58)[1]	4.78%
Tax Equivalent Yield[2]	7.35%
Current Monthly Distribution per Common Share[3]	$0.0780
Current Annualized Distribution per Common Share[3]	$0.9360
Economic Leverage as of August 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$19.58	$17.77	10.19%	$21.84	$17.77
Net Asset Value	$16.74	$15.33	9.20%	$16.82	$15.27

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Health	20%	19%
Education	18	15
Transportation	15	13
State	13	6
Housing	10	15
County/City/Special District/School District	9	12
Utilities	8	9
Corporate	7	8
Tobacco	—	3

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	18%	18%
AA/Aa	46	34
A	18	20
BBB/Baa	8	14
Not Rated[6]	10	14

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $2,794,845 and $2,649,194, each representing 7%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2012	11

Trust Summary as of August 31, 2012	The Massachusetts Health & Education Tax-Exempt Trust

Trust Overview

The Massachusetts Health & Education Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in tax-exempt obligations (including bonds, notes and capital lease obligations) issued on behalf of Massachusetts not-for-profit health and education institutions (“Massachusetts Health & Education Obligations”). The Trust invests, under normal market conditions, at least 80% of its assets in Massachusetts Health & Education Obligations and at least 80% of its assets in obligations that are rated investment grade at the time of investment. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from federal income taxes, including federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 20.66% based on market price and 17.02% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 21.36% based on market price and 14.84% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s exposure to spread sectors, including education, health and housing bonds enhanced performance, as these bonds provided a higher degree of incremental yield in the low interest rate environment. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2012 ($14.91)[1]	5.03%
Tax Equivalent Yield[2]	7.74%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of August 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$14.91	$13.11	13.73%	$16.29	$13.11
Net Asset Value	$14.35	$13.01	10.30%	$14.43	$13.01

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Education	58%	50%
Health	20	27
State	17	11
Housing	5	6
Corporate	—	4
Utilities	—	2

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	7%	12%
AA/Aa	51	38
A	32	33
BBB/Baa	9	11
Not Rated[6]	1	6

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $755,717, representing 1%, and $855,291, representing 2%, respectively, of the Trust’s long-term investments.

12	ANNUAL REPORT	AUGUST 31, 2012

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Variable Rate Demand Preferred Shares (“VRDP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares and AMPS are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust with VRDP Shares limits its economic leverage to 45% of its total managed assets. As of August 31, 2012, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BZM	36%
MHN	40%
BLJ	37%
BQH	39%
BSE	38%
BFY	39%
BHV	37%
MHE	38%

ANNUAL REPORT	AUGUST 31, 2012	13

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Maryland — 119.6%
Corporate — 0.9%
Maryland EDC, Refunding RB, Potomac Electric Power Co., 6.20%, 9/01/22	$250	$303,723
County/City/Special District/School District — 27.9%
City of Annapolis Maryland, Tax Allocation Bonds, Park Place Project, Series A, 5.35%, 7/01/34	483	486,478
City of Baltimore Maryland, Special Tax Bonds, SO, Harborview Lot No. 2, 6.50%, 7/01/31	960	992,880
County of Anne Arundel Maryland, RB, Community College Project, 5.25%, 9/01/28	1,870	1,907,400
County of Montgomery Maryland, GO, Consolidated Public Improvement Bonds, Series A, 5.00%, 7/01/26	500	600,560
County of Prince George’s Maryland, SO, National Harbor Project, 5.20%, 7/01/34	1,500	1,533,705
State of Maryland, First Series B, 5.00%, 3/15/22	250	303,002
State of Maryland, GO, State & Local Facilities Loan, Second Series B, 3.00%, 8/01/27	2,500	2,568,200
State of Maryland, GO, Refunding, State & Local Facilities Loan Third, Series C, 5.00%, 11/01/20	500	636,450

		9,028,675
Education — 26.1%
Anne County Arundel, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 9/01/27	510	555,620
3.25%, 9/01/28	360	364,489
Maryland Health & Higher Educational Facilities Authority, RB, Board of Child Care, 5.38%, 7/01/32	2,000	2,003,080
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Loyola University Maryland Issue, Series A, 5.00%, 10/01/39	900	1,027,818
Goucher College, Series A, 5.00%, 7/01/34	1,000	1,128,280
Johns Hopkins University Project, Series A, 5.00%, 7/01/27	1,000	1,230,930
Johns Hopkins University Project, Series A, 4.00%, 7/01/37	500	532,195
Notre Dame Maryland University, 5.00%, 10/01/42	500	533,860
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/35	1,000	1,047,730

		8,424,002
Health — 17.8%
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	500	497,795
County of Montgomery Maryland, Refunding RB, 5.00%, 12/01/40	1,000	1,117,610
Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	250	276,307

Municipal Bonds	Par (000)	Value

Maryland (concluded)
Health (concluded)
Maryland Health & Higher Educational Facilities Authority, RB, Anne Arundel Health System, 5.00%, 7/01/40	$1,000	$1,070,950
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 6.25%, 1/01/41	1,000	1,141,310
Doctor’s Community Hospital, 5.75%, 7/01/38	500	540,840
University of Maryland Medical System, 5.13%, 7/01/39	1,000	1,092,240

		5,737,052
Housing — 15.3%
Maryland Community Development Administration, RB:
AMT, 5.10%, 9/01/37	1,000	1,041,970
Housing, Series A, 4.05%, 7/01/42	1,220	1,235,104
Residential, Series A, 5.05%, 9/01/39	500	532,040
Residential, Series B, 4.75%, 9/01/39	150	157,089
Maryland Community Development Administration, Refunding RB, Residential, Series B, 5.25%, 9/01/35	1,775	1,961,091

		4,927,294
Transportation — 14.7%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	546,010
Transportation Facilities Project, Series A, 5.75%, 6/01/35	500	545,425
Maryland State Department of Transportation, RB, Series B, 4.00%, 5/15/22	1,000	1,133,900
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport, Series A, AMT, 4.00%, 6/01/29	1,925	2,014,224
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Parking Projects, AMT, 5.00%, 3/01/23	445	518,176

		4,757,735
Utilities — 16.9%
City of Baltimore Maryland, Refunding RB, Wastewater Projects, Series A (NPFGC):
5.20%, 7/01/32	2,250	2,257,537
5.13%, 7/01/42	1,500	1,504,905
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	500	541,600
Montgomery County, RB, Series A:
5.00%, 4/01/31	500	584,720
5.00%, 4/01/32	500	583,220

		5,471,982
Total Municipal Bonds in Maryland		38,650,463

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds

CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
LRB	Lease Revenue Bonds

M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
Radian	Radian Financial Guaranty
RB	Revenue Bonds
S/F	Single-Family
SO	Special Obligation Bonds
SONYMA	State of New York Mortgage Agency
Syncora	Syncora Guarantee
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	15

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

District of Columbia — 3.5%
Transportation — 3.5%
Washington Metropolitan Area Transit Authority, RB, Transit, Series A, 5.13%, 7/01/32	$1,000	$1,138,320

Guam — 2.3%
State — 2.3%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	250	277,680
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	410	460,315
Total Municipal Bonds in Guam		737,995

Multi-State — 6.8%
Housing — 6.8%
Centerline Equity Issuer Trust, 7.20%, 11/15/14 (a)(b)	2,000	2,213,680

Puerto Rico — 8.3%
State — 5.2%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A-4 (AGM), 5.25%, 7/01/30	130	142,072
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series D, 5.38%, 7/01/33	350	350,668
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,000	1,179,930

		1,672,670
Tobacco — 3.1%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.50%, 5/15/39	1,000	999,930
Total Municipal Bonds in Puerto Rico		2,672,600
Total Municipal Bonds — 140.5%		45,413,058

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Maryland — 13.7%
Health — 3.4%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 11/15/51	1,000	1,109,479
Transportation — 10.3%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	3,000	3,320,460
Total Municipal Bonds in Maryland		4,429,939

Puerto Rico — 1.0%
State — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	300	333,588
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.7%		4,763,527
Total Long-Term Investments (Cost — $47,481,405) — 155.2%		50,176,585

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	180,661	$180,661
Total Short-Term Securities (Cost — $180,661) — 0.6%		180,661
Total Investments (Cost — $47,662,066) — 155.8%		50,357,246
Other Assets Less Liabilities — 1.1%		364,086
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.4)%		(2,400,885)
VRDP Shares, at Redemption Value — (49.5)%		(16,000,000)

Net Assets Applicable to Common Shares — 100.0%		$32,320,447

(a)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	3,348,424	(3,167,763)	180,661	$6

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust’s management. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)	BlackRock Maryland Municipal Bond Trust (BZM)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$50,176,585	—	$50,176,585
Short-Term Securities	$180,661	—	—	180,661

Total	$180,661	$50,176,585	—	$50,357,246

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(2,399,847)	—	$(2,399,847)
VRDP Shares	—	(16,000,000)	—	(16,000,000)

Total	—	$(18,399,847)	—	$(18,399,847)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	17

Schedule of Investments August 31, 2012	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 118.3%
Corporate — 4.0%
New York City Industrial Development Agency, Refunding RB:
Series A, 5.00%, 7/01/28 (a)	$820	$866,937
Terminal One Group Association Project, AMT, 5.50%, 1/01/24 (b)	1,500	1,581,930
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	4,500	5,230,440
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	3,340	3,527,775
Suffolk County Industrial Development Agency New York, RB, Keyspan, Port Jefferson, AMT, 5.25%, 6/01/27	4,355	4,477,550
Suffolk County Industrial Development Agency New York, Refunding RB, Ogden Martin System Huntington, AMT (AMBAC), 6.25%, 10/01/12	3,530	3,547,014

		19,231,646
County/City/Special District/School District — 30.9%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	4,975	5,358,672
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp., Project, Series A, 5.38%, 10/01/41	1,000	1,145,130
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	2,350	2,685,627
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,834,483
City of New York New York, GO, Refunding, Series I, 5.00%, 8/01/32	490	575,809
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	1,135	1,339,221
5.00%, 12/01/36	1,100	1,269,785
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	1,000	1,168,060
Hudson New York Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	7,370	7,831,657
Series A, 5.00%, 2/15/47	2,850	3,016,468
Series A (AGM), 5.00%, 2/15/47	7,530	8,001,679
Series A (NPFGC), 4.50%, 2/15/47	14,505	14,959,297
Series A (NPFGC), 5.00%, 2/15/47	1,500	1,587,615
Series A (NPFGC), 5.00%, 2/15/47	305	324,105
New York City Industrial Development Agency, RB, PILOT:
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	941,368
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	3,500	3,574,900
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	8,140	8,282,124
Yankee Stadium (AGC), 4.89%, 3/01/39 (c)	1,380	383,985
Yankee Stadium (NPFGC), 5.00%, 3/01/36	2,200	2,292,136
Yankee Stadium (NPFGC), 5.00%, 3/01/46	9,500	9,798,300
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,510	1,580,306
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,562,320
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,438,588
Future Tax Secured, Series C (NPFGC), 5.00%, 2/01/14 (d)	10,000	10,547,700
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/13 (d)	2,455	2,506,923
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/22	45	45,869
Series B (NPFGC), 5.50%, 2/01/13	110	110,483
Series S-1, 4.00%, 7/15/42	1,000	1,014,650

Municipal Bonds	Par (000)	Value

New York (continued)
County/City/Special District/School District (concluded)
New York City Transitional Finance Authority, RB (concluded):
Series S-2 (AGM), 5.00%, 1/15/37	$3,750	$4,034,325
Series S-2 (NPFGC), 4.25%, 1/15/34	4,830	4,977,508
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured Revenue, Series A (NPFGC):
5.00%, 11/15/12 (d)	110	111,090
5.00%, 11/15/26	890	897,930
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	2,100	2,214,849
5.00%, 11/15/35	1,150	1,204,671
5.00%, 11/15/44	4,955	5,182,880
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,710	1,961,011
4 World Trade Center Project, 5.75%, 11/15/51	2,080	2,461,659
7 World Trade Center Project, 5.00%, 9/15/43	2,780	3,040,152
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	5,000	5,508,300
Oneida-Herkimer Solid Waste Management Authority New York, Refunding RB (AGM), 5.50%, 4/01/13	1,800	1,849,824
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.00%, 10/15/32	10,175	11,033,261
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	300	361,851
5.38%, 9/01/41	125	143,169
Syracuse Industrial Development Agency New York, RB, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,100	3,173,687
Tompkins County Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	500	568,955

		149,902,382
Education — 15.8%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	4,050	4,476,019
Madison County Industrial Development Agency New York, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	4,000	4,280,840
New York City Industrial Development Agency, Refunding RB, Nightingale-Bamford School (AMBAC), 5.25%, 1/15/17	1,200	1,218,144
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,509,670
New York City Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/36	6,300	6,717,879
Carnegie Hall, Series A, 4.75%, 12/01/39	3,150	3,423,168
Carnegie Hall, Series A, 5.00%, 12/01/39	1,850	2,042,437
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A:
5.00%, 7/01/35	750	851,190
5.00%, 7/01/40	1,500	1,676,895
New York State Dormitory Authority, RB:
Convent Sacred Heart (AGM), 5.75%, 11/01/40	1,770	2,097,397
Fordham University, Series A, 5.00%, 7/01/28	175	202,417
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,599,359
General Purpose, Series A, 4.50%, 3/15/35	2,000	2,186,640
Mount Sinai School of Medicine, 5.13%, 7/01/39	1,000	1,102,430
New School (AGM), 5.50%, 7/01/43	3,265	3,718,443
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	3,500	4,747,505

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)
Education (concluded)
New York State Dormitory Authority, RB (concluded):
New York University, Series B, 5.00%, 7/01/34	$400	$452,512
New York University, Series B, 5.00%, 7/01/42	3,000	3,403,590
New York University, Series C, 5.00%, 7/01/38	2,000	2,202,400
Saint John’s University, Series A, 5.00%, 7/01/28	500	587,850
Siena College, 5.13%, 7/01/39	1,345	1,474,187
New York State Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,135,670
Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	5,100	5,432,571
New York University, Series A, 5.00%, 7/01/37	4,180	4,795,087
Rockefeller University, Series B, 4.00%, 7/01/38	3,085	3,259,673
Saint John’s University, Series A, 5.00%, 7/01/27	370	437,092
Third General Resolution, State University Educational Facilities, Series A , 5.00%, 5/15/29	1,000	1,182,070
Tompkins County Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	583,515
5.25%, 7/01/36	700	793,800
Westchester County Industrial Development Agency New York, RB, Purchase College Foundation Housing, Series A (AMBAC), 5.75%, 12/01/31	7,000	7,149,310

		76,739,760
Health — 9.1%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/34	500	567,225
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	3,925	4,526,231
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,800	2,031,192
New York State Dormitory Authority, MRB, Montefiore Hospital (NPFGC), 5.00%, 8/01/33	1,000	1,056,100
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,250	2,576,453
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	5,500	5,966,015
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/36	3,895	4,023,808
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,825	2,073,948
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	1,250	1,270,775
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	1,625	1,648,108
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	480	524,990
NYU Hospital Center, Series A, 5.75%, 7/01/31	2,680	3,117,805
NYU Hospital Center, Series A, 6.00%, 7/01/40	1,800	2,112,624
New York State Dormitory Authority, Refunding RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,000	1,059,270
North Shore-Long Island Jewish Health System, Series A, 5.00%, 5/01/32	2,000	2,238,380
North Shore-Long Island Jewish Health System, Series A, 5.25%, 5/01/34	7,375	8,403,296
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	1,000	1,058,220

		44,254,440

Municipal Bonds	Par (000)	Value

New York (continued)
Housing — 4.3%
New York City Housing Development Corp., RB, AMT:
Series A-1-A, 5.00%, 11/01/30	$750	$781,470
Series A-1-A, 5.45%, 11/01/46	1,335	1,380,457
Series C, 5.00%, 11/01/26	1,250	1,303,088
Series C, 5.05%, 11/01/36	2,000	2,070,200
Series H-1, 4.70%, 11/01/40	1,000	1,019,720
Series H-2-A, 5.20%, 11/01/35	835	870,295
Series H-2-A, 5.35%, 5/01/41	600	634,764
New York Mortgage Agency, RB, Series 145, AMT, 5.13%, 10/01/37	900	933,588
New York Mortgage Agency, Refunding RB, AMT:
Series 97, 5.50%, 4/01/31	595	595,666
Series 133, 4.95%, 10/01/21	685	715,777
Series 143, 4.85%, 10/01/27	1,085	1,126,556
Series 143, 4.90%, 10/01/37	813	837,008
Series 143 (NPFGC), 4.85%, 10/01/27	2,000	2,095,480
New York State HFA, RB:
Affordable Housing, Series B, 3.45%, 11/01/32	245	243,758
Affordable Housing, Series B, 3.85%, 11/01/42	1,750	1,755,302
St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,000	1,025,620
Yonkers EDC, Refunding RB, Riverview II (Freddie Mac), 4.50%, 5/01/25	1,500	1,623,420
Yonkers Industrial Development Agency New York, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,000	2,066,180

		21,078,349
State — 8.7%
New York State Dormitory Authority, ERB, Series C, 5.00%, 12/15/31	2,320	2,646,888
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	250	283,693
Mental Health Facilities, Series B, 5.25%, 2/15/14 (d)	1,550	1,657,585
Mental Health Services Facilities Improvement, Series B (AGM), 5.00%, 2/15/33	4,500	5,036,895
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	2,500	2,707,075
School Districts Financing Program, Series D (NPFGC), 5.00%, 10/01/30	1,240	1,244,352
School Districts Financing Program, Series E (NPFGC), 5.75%, 10/01/30	6,900	6,927,462
New York State Dormitory Authority, Refunding RB:
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	450	488,813
Secured Hospital, North General Hospital (Syncora), 5.75%, 2/15/17	2,000	2,037,420
New York State Thruway Authority, RB:
Second General, Series B, 5.00%, 4/01/27	1,000	1,146,690
Series A (AMBAC), 5.00%, 4/01/26	8,700	9,771,318
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 4/01/32	1,000	1,174,580
New York State Urban Development Corp., RB, State Personal Income Tax:
Series A, 3.50%, 3/15/28	1,660	1,741,257
Series C-1 (NPFGC), 5.00%, 3/15/13 (d)	3,000	3,078,000
State Facilities, Series A-1 (NPFGC), 5.00%, 3/15/14 (d)	2,000	2,145,620

		42,087,648

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	19

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)
Tobacco — 3.9%
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series A-1 (AMBAC):
5.25%, 6/01/20	$5,000	$5,180,600
5.25%, 6/01/21	13,275	13,754,493

		18,935,093
Transportation — 31.8%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	6,015	7,708,403
Series E, 5.00%, 11/15/42	995	1,112,141
Transportation, Series A, 5.00%, 11/15/27	1,000	1,167,680
Transportation, Series D, 5.25%, 11/15/41	2,250	2,542,342
Metropolitan Transportation Authority, Refunding RB:
Series A (AGM), 5.75%, 11/15/12 (d)	19,000	19,196,080
Series B, 5.00%, 11/15/34	2,500	2,823,450
Transportation, Series F (NPFGC), 5.25%, 11/15/12 (d)	6,300	6,365,835
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction:
5.00%, 12/15/41	6,000	6,682,980
5.25%, 12/15/43	11,500	13,171,985
New York State Thruway Authority, RB:
General, Series I, 4.13%, 1/01/42	1,750	1,797,040
Series F (AMBAC), 5.00%, 1/01/30	5,000	5,402,100
Series I, 5.00%, 1/01/37	3,315	3,738,823
Series I, 5.00%, 1/01/42	1,970	2,211,798
New York State Thruway Authority, Refunding RB, Series G (AGM):
4.75%, 1/01/29	1,250	1,357,537
4.75%, 1/01/30	1,030	1,118,611
5.00%, 1/01/32	3,450	3,800,865
Niagara Falls Bridge Commission, Refunding RB, Bridge System, Series A (AGC), 4.00%, 10/01/19	1,600	1,773,184
Port Authority of New York & New Jersey, RB:
Consolidated, 124th Series, 5.00%, 8/01/36	750	752,213
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,867,050
Special Project, JFK International Air Terminal, Series 6 (NPFGC), 5.90%, 12/01/17	4,000	4,005,800
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/15	7,830	8,639,622
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 5.75%, 12/01/22	26,725	26,733,552
Triborough Bridge & Tunnel Authority, RB:
Sub-Series A (NPFGC), 5.25%, 11/15/30	6,000	6,293,580
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	1,965	2,060,637
Triborough Bridge & Tunnel Authority, Refunding RB:
Series B, 5.00%, 11/15/31	430	512,190
Series B, 4.00%, 11/15/32	850	912,611
Series C, 5.00%, 11/15/38	1,385	1,593,733
Series E (NPFGC), 5.25%, 11/15/23	9,600	9,689,760
Series E (NPFGC), 5.00%, 11/15/32	8,315	8,379,608

		154,411,210
Utilities — 9.8%
Long Island Power Authority, RB, Series A:
5.00%, 5/01/36	2,375	2,665,653
(AMBAC), 5.00%, 9/01/29	3,000	3,206,130
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,804,155
General, Series B (AGM), 5.00%, 12/01/35	3,500	3,706,815
Series A (AGC), 5.75%, 4/01/39	1,000	1,195,060
New York City Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	3,500	3,924,340

Municipal Bonds	Par (000)	Value

New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	$1,000	$1,158,270
2nd Generation Resolution, Series FF, 5.00%, 6/15/31	1,500	1,737,405
Series A (AGM), 4.25%, 6/15/39	1,700	1,789,420
Series DD, 5.00%, 6/15/32	5,750	6,598,872
Series DD (AGM), 4.50%, 6/15/39	2,500	2,633,875
Series FF, 4.00%, 6/15/45	1,975	2,019,931
Series FF, 5.00%, 6/15/45	2,100	2,400,237
New York State Environmental Facilities Corp., RB, Long Island Water Corp. Project, Series A, AMT (NPFGC), 4.90%, 10/01/34	6,000	6,129,600
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/36	3,200	3,699,104
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,983,280

		47,652,147
Total Municipal Bonds in New York		574,292,675

Guam — 1.3%
Transportation — 1.0%
Guam International Airport Authority, Refunding RB, General, Series C, AMT (NPFGC):
5.25%, 10/01/21	3,700	3,706,475
5.25%, 10/01/22	1,050	1,051,690

		4,758,165
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/37	1,175	1,287,718
Total Municipal Bonds in Guam		6,045,883

Puerto Rico — 10.6%
Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,500	2,758,925
State — 6.3%
Commonwealth of Puerto Rico, GO, Refunding (NPFGC):
Public Improvement, Series A, 5.50%, 7/01/20	1,970	2,188,611
Sub-Series C-7, 6.00%, 7/01/27	2,000	2,252,660
Sub-Series C-7, 6.00%, 7/01/28	4,000	4,489,640
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (c):
(AMBAC), 6.09%, 7/01/34	9,300	2,511,930
(AMBAC), 6.12%, 7/01/37	2,200	492,118
(NPFGC), 5.78%, 7/01/31	10,280	3,515,143
(NPFGC), 6.05%, 7/01/33	5,500	1,589,170
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/28	2,500	2,818,625
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.63%, 8/01/30	1,000	1,067,960
5.75%, 8/01/37	3,000	3,345,060
(AGM), 5.00%, 8/01/40	1,905	2,056,600

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.57%, 8/01/41 (c)	$11,000	$2,244,330
CAB, Series A (NPFGC), 5.59%, 8/01/43 (c)	2,500	454,775
Senior Series C, 5.25%, 8/01/40	1,530	1,701,299

		30,727,921
Transportation — 3.1%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	5,025	6,025,427
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM):
4.95%, 7/01/26	3,710	4,030,581
5.50%, 7/01/29	2,145	2,610,294
5.50%, 7/01/31	1,855	2,262,228

		14,928,530
Utilities — 0.6%
Puerto Rico Electric Power Authority, RB:
Series NN, 5.13%, 7/01/13 (d)	940	978,117
Series RR (NPFGC), 5.00%, 7/01/24	1,000	1,074,190
Puerto Rico Electric Power Authority, Refunding RB, Series V (NPFGC), 5.25%, 7/01/30	1,000	1,074,640

		3,126,947
Total Municipal Bonds in Puerto Rico		51,542,323
Total Municipal Bonds — 130.2%		631,880,881

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 32.9%
County/City/Special District/School District — 14.0%
City of New York New York, GO:
Series J, 5.00%, 5/15/23	6,800	7,311,836
Sub-Series C-3 (AGC), 5.75%, 8/15/28	10,000	12,404,000
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,889,910
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	18,000	18,855,720
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,211,040
7 World Trade Center Project, 4.00%, 9/15/35	2,010	2,077,677
7 World Trade Center Project, 5.00%, 9/15/40	2,610	2,968,249
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	5,000	5,783,800
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.00%, 10/15/32	13,503	14,673,843

		68,176,075
Education — 3.0%
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/35	4,448	5,115,121
New York State Dormitory Authority, RB, New York University, Series A:
5.00%, 7/01/38	5,498	6,055,032
(AMBAC), 5.00%, 7/01/37	2,999	3,255,251

		14,425,404

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

New York (concluded)
State — 2.5%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	$5,000	$6,083,400
New York State Dormitory Authority, RB, Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	5,458	5,926,328

		12,009,728
Transportation — 10.1%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	5,999	7,037,523
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,885,773
New York State Thruway Authority, Refunding RB (AGM):
Series G, 5.00%, 1/01/32	12,000	13,220,400
Series H, 5.00%, 1/01/37	8,500	9,222,670
Port Authority of New York & New Jersey, RB:
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,671,625
Consolidated, 169th Series, 5.00%, 10/15/25	8,005	9,322,772

		49,360,763
Utilities — 3.3%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	4,004	4,824,858
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series HH, 5.00%, 6/15/32	7,151	8,338,783
Series FF-2, 5.50%, 6/15/40	2,399	2,818,398

		15,982,039
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.9%		159,954,009
Total Long-Term Investments (Cost — $736,549,232) — 163.1%		791,834,890

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (f)(g)	9,529,494	9,529,494
Total Short-Term Securities (Cost — $9,529,494) — 2.0%		9,529,494
Total Investments (Cost — $746,078,726) — 165.1%		801,364,384
Other Assets Less Liabilities — 1.1%		5,205,464
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.0)%		(77,515,566)
VRDP Shares, at Liquidation Value — (50.2)%		(243,600,000)

Net Assets Applicable to Common Shares — 100.0%		$485,454,282

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs Group, Inc.	$866,937	$14,793

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	21

Schedule of Investments (concluded)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BIF New York Municipal Money Fund	12,792,001	(3,262,507)	9,529,494	$74

(g)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust’s management. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$791,834,890	—	$791,834,890
Short-Term Securities	$9,529,494	—	—	9,529,494

Total	$9,529,494	$791,834,890	—	$801,364,384

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(2,349)	—	$(2,349)
TOB trust certificates	—	(77,476,820)	—	(77,476,820)
VRDP Shares	—	(243,600,000)	—	(243,600,000)

Total	—	$(321,079,169)	—	$(321,079,169)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 125.4%
Corporate — 10.7%
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT, 7.23%, 11/15/30 (a)	$2,335	$2,343,896
New Jersey EDA, Refunding RB, AMT:
New Jersey American Water Co., Inc. Project, Series A, 5.70%, 10/01/39	475	530,632
New Jersey American Water Co., Inc. Project, Series B, 5.60%, 11/01/34	395	448,914
Salem County Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	750	831,802

		4,155,244
County/City/Special District/School District — 9.7%
Bergen County Improvement Authority, RB, Fair Lawn Community Center, 5.00%, 9/15/34 (b)	245	288,595
City of Margate City New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/27	230	266,593
5.00%, 1/15/28	110	126,970
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	528,044
5.50%, 10/01/29	790	1,049,957
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	800	896,568
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (c)(d)	560	41,888
Union County Improvement Authority, RB, Guaranteed Lease-Family Court Building Project, 5.00%, 5/01/42	470	536,068

		3,734,683
Education — 22.3%
New Jersey EDA, RB:
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	500	566,010
School Facilities Construction, Series S, 5.00%, 9/01/36	280	298,567
New Jersey EDA, Refunding RB, School Facilities, Series GG, 5.25%, 9/01/27	1,345	1,577,174
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	180	198,277
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	1,010	1,107,122
Georgian Court University, Series D, 5.00%, 7/01/33	150	158,891
Kean University, Series A, 5.50%, 9/01/36	700	797,902
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	210	235,534
Ramapo College, Series B, 5.00%, 7/01/42	85	96,055
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	450	564,115
New Jersey Higher Education Student Assistance Authority, RB, Student Loan Revenue, Series 1A, AMT, 5.00%, 12/01/22	915	1,030,381
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	640	739,770
Series 1A, 5.00%, 12/01/25	165	181,417
Series 1A, 5.00%, 12/01/26	125	137,185
Series 1A, 5.13%, 12/01/27	300	333,438
Series 1A, 5.25%, 12/01/32	300	332,535
New Jersey Institute of Technology, GO, Series A, 5.00%, 7/01/42	250	284,080

		8,638,453

Municipal Bonds	Par (000)	Value

New Jersey (continued)
Health — 14.7%
New Jersey EDA, RB, First Mortgage, Lions Gate Project, Series A:
5.75%, 1/01/25	$150	$151,861
5.88%, 1/01/37	265	266,235
New Jersey EDA, Refunding RB:
First Mortgage Winchester, Series A, 5.80%, 11/01/31	1,000	1,025,320
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	470	480,627
New Jersey Health Care Facilities Financing Authority, RB (AGC):
Meridian Health, Series I, 5.00%, 7/01/38	245	262,226
Virtua Health, 5.50%, 7/01/38	400	444,888
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/26	305	341,423
AHS Hospital Corp., 6.00%, 7/01/41	610	733,720
Kennedy Health System, 5.00%, 7/01/37	195	211,374
South Jersey Hospital, 5.00%, 7/01/46	500	516,665
St. Barnabas Health, Series A, 5.00%, 7/01/29	500	513,475
St. Barnabas Health, Series A, 5.63%, 7/01/32	180	201,433
St. Barnabas Health, Series A, 5.63%, 7/01/37	505	558,798

		5,708,045
Housing — 6.9%
New Jersey State Housing & Mortgage Finance Agency, RB:
M/F, Series A, 4.55%, 11/01/43	485	496,664
S/F Housing, Series CC, 5.00%, 10/01/34	550	592,086
Series A, 4.75%, 11/01/29	370	400,052
Series AA, 6.38%, 10/01/28	825	924,800
Series AA, 6.50%, 10/01/38	255	271,634

		2,685,236
State — 48.8%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 3.35%, 11/01/27 (e)	4,000	2,416,720
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	500	608,555
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	500	612,490
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	1,000	1,147,200
New Jersey EDA, Refunding RB:
(AGM), 5.00%, 6/15/22	1,000	1,161,980
Cigarette Tax, 5.00%, 6/15/28	255	283,996
Cigarette Tax, 5.00%, 6/15/29	500	553,380
Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,689,650
School Facilities Construction, Series AA, 5.50%, 12/15/29	500	586,290
School Facilities Construction, Series GG, 5.25%, 9/01/26	1,000	1,180,870
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	500	543,845
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 4.48%, 12/15/32 (e)	1,250	508,763
Series A (AGC), 5.63%, 12/15/28	200	236,232
Series A, 6.00%, 6/15/35	1,275	1,571,845
Series A, 5.88%, 12/15/38	555	645,459
Series A, 6.00%, 12/15/38	325	381,095
Series A, 5.50%, 6/15/41	500	584,135
Series B, 5.00%, 6/15/42	1,000	1,119,820
Series B, 5.25%, 6/15/36	1,000	1,153,440

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	23

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
State (concluded)
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	$600	$680,796
5.25%, 6/15/28	200	226,002

		18,892,563
Transportation — 9.6%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	250	274,738
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/35	195	224,819
Series E, 5.25%, 1/01/40	370	415,862
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/30 (b)	445	522,693
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	450	521,590
Port Authority of New York & New Jersey, Refunding RB, AMT:
Consolidated, 152nd Series, 5.75%, 11/01/30	525	625,616
Consolidated, 172nd Series, 5.00%, 10/01/34	1,000	1,127,280

		3,712,598
Utilities — 2.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 4.51%, 9/01/33 (e)	650	254,885
Union County Utilities Authority, Refunding RB, New Jersey Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	685	784,996

		1,039,881
Total Municipal Bonds in New Jersey		48,566,703

Multi-State — 5.7%
Housing — 5.7%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (f)(g)	2,000	2,213,680

Puerto Rico — 5.9%
State — 5.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	970	1,081,570
6.00%, 8/01/42	500	560,525
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C, 6.00%, 8/01/39	540	615,006
Total Municipal Bonds in Puerto Rico		2,257,101
Total Municipal Bonds — 137.0%		53,037,484

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
New Jersey — 18.8%
Education — 5.9%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,000	1,178,250
Rutgers State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	990	1,101,280

		2,279,530
Transportation — 7.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	600	687,150
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,500	1,650,240

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value

New Jersey (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	$630	$695,147

		3,032,537
Utilities — 5.1%
Union County Utilities Authority, Refunding RB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	1,780	1,982,546
Total Municipal Bonds in New Jersey		7,294,613

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	370	411,434
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.9%		7,706,047
Total Long-Term Investments (Cost — $55,310,740) — 156.9%		60,743,531

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (i)(j)	891,865	891,865
Total Short-Term Securities (Cost — $891,865) — 2.3%		891,865
Total Investments (Cost — $56,202,605) — 159.2%		61,635,396
Liabilities in Excess of Other Assets — (0.7)%		(251,433)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.2)%		(3,956,461)
VRDP Shares, at Liquidation Value — (48.3)%		(18,700,000)

Net Assets Applicable to Common Shares — 100.0%		$38,727,502

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup, Inc.	$522,693	$6,746
Wells Fargo & Co.	$288,595	$2,599

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Trust (BLJ)

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BIF New Jersey Municipal Money Fund	1,251,808	(359,943)	891,865	$38

(j)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust’s management. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$60,743,531	—	$60,743,531
Short-Term Securities	$891,865	—	—	891,865

Total	$891,865	$60,743,531	—	$61,635,396

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(3,954,288)	—	$(3,954,288)
VRDP Shares	—	(18,700,000)	—	(18,700,000)

Total	—	$(22,654,288)	—	$(22,654,288)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	25

Schedule of Investments August 31, 2012	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 117.2%
Corporate — 17.6%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$750	$842,467
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	111,232
Monroe County Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/41	975	1,090,762
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT (a)(b):
7.63%, 8/01/25	750	787,665
7.75%, 8/01/31	1,000	1,050,250
New York City Industrial Development Agency, Refunding RB, Senior, Series A, 5.00%, 7/01/28 (c)	690	729,496
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,100	1,278,552
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	1,695	1,737,544
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	500	514,070

		8,142,038
County/City/Special District/School District — 32.3%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	250	268,925
4.63%, 10/01/40	140	150,797
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	570,830
Series D, 5.38%, 6/01/32	15	15,061
Sub-Series G-1, 5.00%, 4/01/28	400	478,712
Sub-Series G-1, 6.25%, 12/15/31	250	310,998
Sub-Series I-1, 5.38%, 4/01/36	450	520,092
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	750	793,807
(AGM), 5.00%, 2/15/47	750	796,980
(NPFGC), 4.50%, 2/15/47	1,100	1,134,452
(NPFGC), 5.00%, 2/15/47	350	370,443
Monroe County Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/31	500	580,865
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 5.00%, 3/01/41 (d)	5,155	1,263,130
CAB, Yankee Stadium (AGC), 5.01%, 3/01/42 (d)	500	116,215
CAB, Yankee Stadium (AGC), 5.08%, 3/01/43 (d)	2,000	433,440
CAB, Yankee Stadium (AGC), 5.16%, 3/01/45 (d)	950	181,631
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	117,671
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	507,940
Yankee Stadium (NPFGC), 5.00%, 3/01/46	175	180,495
New York City Transitional Finance Authority, RB, Series S-1, 4.00%, 7/15/42	100	101,465
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/44	1,015	1,061,680
4.75%, 11/15/45	500	514,030
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, Series 2011, 5.00%, 11/15/31	750	860,092
4 World Trade Center Project, Series 2011, 5.75%, 11/15/51	340	402,387

Municipal Bonds	Par (000)	Value

New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB (concluded):
7 World Trade Center Project, Series 2012, Class 2, 5.00%, 9/15/43	$550	$601,469
7 World Trade Center Project, Series 2012, Class 3, 5.00%, 3/15/44	520	559,182
Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	1,350	1,513,498
Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	285	326,755
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	150	166,838

		14,899,880
Education — 26.9%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (b)(e):
7.00%, 5/01/25	200	44,994
7.00%, 5/01/35	130	29,246
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	500	552,595
Dutchess County Industrial Development Agency New York, Refunding RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	500	509,925
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	200	219,046
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	286,457
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 4.75%, 12/01/39	400	434,688
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	355,491
New York University, Series 1 (BHAC), 5.50%, 7/01/31	245	321,580
New York University, Series B, 5.00%, 7/01/42	1,990	2,257,715
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	325	383,282
Teachers College, Series B, 5.00%, 7/01/42	1,750	1,980,737
University of Rochester, Series A, 5.13%, 7/01/39	215	241,335
University of Rochester, Series A, 4.89%, 7/01/39 (f)	175	181,701
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	125	143,675
Cornell University, Series A, 5.00%, 7/01/40	150	170,351
New York University, Series A, 5.00%, 7/01/37	445	510,482
New York University, Series A, 5.00%, 7/01/42	1,750	1,985,427
Rockefeller University, Series B, 4.00%, 7/01/38	415	438,497
Saint John’s University, Series A, 5.00%, 7/01/27	105	124,040
Skidmore College, Series A, 5.00%, 7/01/28	250	289,587
Teachers College, Series A, 5.50%, 3/01/39	350	394,716
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	150	155,066
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	100	116,703
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	250	281,983

		12,409,319

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)
Health — 18.4%
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/30	$350	$410,861
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	150	149,040
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	317,125
New York State Dormitory Authority, RB:
Miriam Osborn Memorial Home, 5.00%, 7/01/29 (c)	290	313,838
Miriam Osborn Memorial Home, 5.00%, 7/01/42 (c)	115	121,529
New York State Association for Retarded Children Inc., Series B (AMBAC), 6.00%, 7/01/32	185	213,490
New York University Hospital Center, Series A, 5.75%, 7/01/31	220	255,939
New York University Hospital Center, Series B, 5.63%, 7/01/37	260	283,514
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	450	511,384
North Shore-Long Island Jewish Health System, Series A, 5.75%, 5/01/37	500	579,555
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	250	254,155
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	325	329,622
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	120	131,248
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	315	353,534
North Shore-Long Island Jewish Health System, Series A, 5.00%, 5/01/32	1,000	1,119,190
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	250	283,460
Teachers College, Series A, 5.00%, 7/01/31	325	379,382
Saratoga County Industrial Development Agency New York, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	200	211,818
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	260	265,538
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien:
Series A, 5.00%, 11/01/30	1,150	1,263,390
Series B, 6.00%, 11/01/30	200	237,270
Westchester County Industrial Development Agency New York, RB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	500	502,525

		8,487,407
Housing — 1.1%
New York State HFA, RB, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	500	516,090
State — 3.7%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	300	365,004
Series C, 5.00%, 12/15/31	250	285,225
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	350	380,712

Municipal Bonds	Par (000)	Value

New York (concluded)
State (concluded)
New York State Dormitory Authority, RB, Mental Health Services Facilities Improvement, Series A (AGM), 5.00%, 2/15/22	$335	$388,486
State of New York, GO, Series A, 5.00%, 2/15/39	250	289,228

		1,708,655
Transportation — 12.3%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	700	897,071
Series A, 5.63%, 11/15/39	250	285,375
Series D, 5.25%, 11/15/41	1,475	1,666,647
Series E, 5.00%, 11/15/42	245	273,844
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority, Consolidated, Series 2011, 5.00%, 12/15/41	500	556,915
New York State Thruway Authority, RB, Series I:
5.00%, 1/01/37	370	417,304
4.13%, 1/01/42	550	564,784
5.00%, 1/01/42	140	157,184
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	500	579,545
Triborough Bridge & Tunnel Authority, Refunding RB, Series B:
5.00%, 11/15/31	80	95,291
4.00%, 11/15/32	150	161,049

		5,655,009
Utilities — 4.9%
Long Island Power Authority, RB:
Series A (AGM), 5.00%, 5/01/36	250	280,595
Series C (CIFG), 5.25%, 9/01/29	500	614,300
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	250	301,150
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series EE, 4.00%, 6/15/45	380	388,645
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	693,786

		2,278,476
Total Municipal Bonds in New York		54,096,874

Multi-State — 6.0%
Housing — 6.0%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (g)(h)	2,500	2,767,100

Puerto Rico — 8.3%
State — 8.3%
Commonwealth of Puerto Rico, GO, Public Improvement, Series A, 5.13%, 7/01/31	1,725	1,725,000
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC) (d):
6.12%, 7/01/37	2,000	447,380
6.21%, 7/01/44	2,000	285,120
Puerto Rico Sales Tax Financing Corp., RB, Sub-Series A, 5.75%, 8/01/37	1,000	1,115,020
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.57%, 8/01/41 (d)	1,400	285,642
Total Municipal Bonds in Puerto Rico		3,858,162
Total Municipal Bonds — 131.5%		60,722,136

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	27

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value

New York — 25.8%
County/City/Special District/School District — 10.2%
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	$825	$944,955
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Series 2012, Class 1:
4.00%, 9/15/35	2,490	2,573,838
5.00%, 9/15/40	1,050	1,194,123

		4,712,916
State — 1.2%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	562,822
Transportation — 4.9%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	821,044
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	630	721,596
New York State Thruway Authority, Refunding RB, Transportation, Series A, 5.00%, 3/15/31 (c)	600	705,810

		2,248,450
Utilities — 9.5%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	405	487,907
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	990	1,154,410
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,500	1,705,594
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	1,006	1,037,586

		4,385,497
Total Municipal Bonds in New York		11,909,685

Puerto Rico — 1.3%
State — 1.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax, Series C, 5.25%, 8/01/40	520	578,232
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.1%		12,487,917
Total Long-Term Investments (Cost — $67,687,250) — 158.6%		73,210,053

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (j)(k)	3,245,381	3,245,381
Total Short-Term Securities (Cost — $3,245,381) — 7.0%		3,245,381
Total Investments (Cost — $70,932,631) — 165.6%		76,455,434
Liabilities in Excess of Other Assets — (1.8)%		(828,688)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.9)%		(7,369,168)
VRDP Shares, at Liquidation Value — (47.9)%		(22,100,000)

Net Assets Applicable to Common Shares — 100.0%		$46,157,578

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Corp.	$200,876	$1,306
Deutsche Bank AG	$705,810	$8,732
Goldman Sachs Group, Inc.	$528,620	$3,437
Pershing LLC	$435,367	$916

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Non-income producing security.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BIF New York Municipal Money Fund	951,715	2,293,666	3,245,381	$7

(k)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust’s management. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Trust (BQH)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$73,210,053	—	$73,210,053
Short-Term Securities	$3,245,381	—	—	3,245,381

Total	$3,245,381	$73,210,053	—	$76,455,434

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$22,875	—	—	$22,875
Liabilities:
TOB trust certificates	—	$(7,365,836)	—	(7,365,836)
VRDP Shares	—	(22,100,000)	—	(22,100,000)

Total	$22,875	$(29,465,836)	—	$(29,442,961)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	29

Schedule of Investments August 31, 2012	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 112.1%
Corporate — 2.1%
New York City Industrial Development Agency, Refunding RB, Senior Series A, 5.00%, 7/01/28 (a)	$165	$174,445
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,660	1,929,451

		2,103,896
County/City/Special District/School District — 21.1%
City of New York New York, GO:
5.00%, 4/01/28	1,000	1,196,780
Series A-1, 5.00%, 8/01/35	200	228,564
Erie County Industrial Development Agency, RB:
5.25%, 5/01/31	200	233,612
City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/25	1,000	1,172,980
Hudson New York Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	1,250	1,328,300
Series A, 5.00%, 2/15/47	1,000	1,058,410
Series A, 5.75%, 2/15/47	1,000	1,173,020
Series A (AGM), 5.00%, 2/15/47	750	796,980
Series A (NPFGC), 4.50%, 2/15/47	1,250	1,289,150
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/31	500	580,865
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 4.89%, 3/01/39 (b)	1,000	278,250
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	176,507
Yankee Stadium (NPFGC), 4.75%, 3/01/46	800	816,640
New York City Transitional Finance Authority, RB, Series S-2 (AGM), 5.00%, 1/15/37	850	914,447
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/44	5,175	5,412,998
4.75%, 11/15/45	500	514,030
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project:
5.00%, 11/15/31	1,000	1,146,790
5.75%, 11/15/51	670	792,938
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	1,000	1,101,660
Tompkins County Industrial Development Agency, RB, Civic Facility Cornell University, Series 2008A, 5.00%, 7/01/37	1,000	1,137,910

		21,350,831
Education — 30.1%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	1,000	1,105,190
Herkimer County Industrial Development Agency New York, RB, College Foundation, Inc. Student Housing Project, 6.25%, 8/01/34	1,000	1,012,090
Madison County Industrial Development Agency New York, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	1,000	1,070,210
New York City Industrial Development Agency, RB, Lycee Francais de New York Project, Series A (ACA), 5.38%, 6/01/23	2,195	2,219,408
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,169,890
New York City Trust for Cultural Resources, Refunding RB, Museum of Modern Art, Series 1A, 5.00%, 4/01/31	700	807,870
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/40	600	670,758
New York State Dormitory Authority, RB:
Brooklyn Law School, Series B (Syncora), 5.13%, 7/01/13 (c)	4,000	4,159,120

Municipal Bonds	Par (000)	Value

New York (continued)
Education (concluded)
New York State Dormitory Authority, RB (concluded):
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	$300	$355,491
FIT Student Housing Corp. (NPFGC), 5.13%, 7/01/14 (c)	2,500	2,721,325
Fordham University, Series A, 5.00%, 7/01/28	500	578,335
New York University, Series B, 5.00%, 7/01/37	500	573,575
New York University, Series C, 5.00%, 7/01/38	1,000	1,101,200
Saint Joachim & Anne Residence, 5.25%, 7/01/27	3,000	3,001,050
The New School (AGM), 5.50%, 7/01/43	350	398,608
New York State Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 7/01/40	250	283,918
Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	2,400	2,556,504
New York University, Series A, 5.00%, 7/01/37	745	854,627
Rochester Institute of Technology, 5.00%, 7/01/40	550	612,045
Rockefeller University, Series B, 4.00%, 7/01/38	830	876,995
Skidmore College, Series A, 5.00%, 7/01/27	135	156,947
Schenectady County Capital Resource Corp, Refunding RB, 5.00%, 7/01/32	940	1,096,416
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	250	291,757
Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/44	2,500	2,665,825

		30,339,154
Health — 17.4%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/30	500	567,600
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	325	374,784
New York State Dormitory Authority, MRB:
Hospital, Lutheran Medical (NPFGC), 5.00%, 2/01/13 (c)	4,000	4,078,040
St. Barnabas, Series A (FHA), 5.00%, 2/01/31	3,000	3,009,240
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	1,250	1,355,912
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	350	397,744
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	310	315,152
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	405	410,759
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	160	174,997
NYU Hospital Center, Series A, 6.00%, 7/01/40	250	293,420
New York State Dormitory Authority, Refunding RB:
5.00%, 7/01/31	525	612,848
North Shore-Long Island Jewish Health System, Series A, 5.00%, 5/01/32	750	839,393
North Shore-Long Island Jewish Health System, Series A, 5.25%, 5/01/34	1,840	2,096,551
NYU Hospital Center, Series A, 5.00%, 7/01/36	500	529,635
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	500	529,110
Winthrop University Hospital Association, Series A (AMBAC), 5.25%, 7/01/31	2,000	2,002,060

		17,587,245
State — 9.6%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	600	730,008
Series C, 5.00%, 12/15/31	1,500	1,711,350

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
State (concluded)
New York State Dormitory Authority, RB:
Mental Health Services Facilities Improvement, Series A (AGM), 5.00%, 2/15/22	$1,000	$1,159,660
School Districts Financing Program, Series D (NPFGC), 5.00%, 10/01/30	3,000	3,010,530
New York State Dormitory Authority, Refunding RB, Third General Resolution, State University Educational Facilities Issue, 5.00%, 5/15/30	1,500	1,763,355
New York State Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	1,250	1,311,187

		9,686,090
Transportation — 21.2%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	750	961,147
Series A, 5.00%, 11/15/27	575	671,416
Series D, 5.25%, 11/15/41	1,750	1,977,377
Series E, 5.00%, 11/15/42	105	117,362
Metropolitan Transportation Authority, Refunding RB:
Series A (AGM), 5.00%, 11/15/12 (c)	3,000	3,023,640
Series B, 5.00%, 11/15/34	540	609,865
New York State Thruway Authority, RB, Series I:
5.00%, 1/01/37	735	828,970
4.13%, 1/01/42	435	446,693
5.00%, 1/01/42	425	477,164
New York State Thruway Authority, Refunding RB, Series H (AGM), 5.00%, 1/01/37	4,000	4,340,080
Triborough Bridge & Tunnel Authority, Refunding RB:
(NPFGC), 5.00%, 11/15/32	6,400	6,449,728
Series B, 5.00%, 11/15/31	90	107,203
Series B, 4.00%, 11/15/32	180	193,259
Series C, 5.00%, 11/15/38	1,000	1,150,710

		21,354,614
Utilities — 10.6%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,152,600
Long Island Power Authority, RB:
General, Series A (AGM), 5.00%, 5/01/36	500	561,190
General, Series C (CIFG), 5.25%, 9/01/29	1,000	1,228,600
Long Island Power Authority, Refunding RB (AGC):
General, Series A, 6.00%, 5/01/33	2,000	2,405,540
Series A, 5.75%, 4/01/39	1,690	2,019,651
New York City Municipal Water Finance Authority, Refunding RB:
Series DD, 5.00%, 6/15/32	1,100	1,262,393
Series FF, 4.00%, 6/15/45	400	409,100
Series FF, 5.00%, 6/15/45	440	502,907
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,156,310

		10,698,291
Total Municipal Bonds in New York		113,120,121

Puerto Rico — 10.0%
State — 4.0%
Commonwealth of Puerto Rico, GO, Refunding, Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	1,000	1,126,330
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/28	500	563,725
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	1,000	1,115,020
(AGM), 5.00%, 8/01/40	500	539,790

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC) (b):
5.57%, 8/01/41	$1,500	$306,045
5.59%, 8/01/43	2,000	363,820

		4,014,730
Transportation — 3.6%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	2,000	2,398,180
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/29	1,000	1,216,920

		3,615,100
Utilities — 2.4%
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC):
5.25%, 7/01/29	250	272,570
5.25%, 7/01/30	2,000	2,149,280

		2,421,850
Total Municipal Bonds in Puerto Rico		10,051,680
Total Municipal Bonds — 122.1%		123,171,801

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 35.9%
County/City/Special District/School District — 15.9%
City of New York New York, GO, Sub-Series C-3 (AGC), 5.75%, 8/15/28	1,000	1,240,400
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,834,865
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project:
4.00%, 9/15/35	3,000	3,101,010
5.00%, 9/15/40	2,085	2,371,187
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.00%, 10/15/32	5,997	6,502,840

		16,050,302
Education — 5.0%
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/35	1,999	2,298,931
New York State Dormitory Authority, RB, New York University, Series A (AMBAC), 5.00%, 7/01/37	2,499	2,712,709

		5,011,640
Transportation — 7.0%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,800	2,111,257
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority, 5.25%, 12/15/43	3,495	4,003,138
New York State Thruway Authority, Refunding RB, Transportation, Series A, 5.00%, 3/15/31 (c)	800	941,080

		7,055,475
Utilities — 8.0%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	495	596,331
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	2,011	2,285,496

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	31

Schedule of Investments (concluded)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority, Refunding RB (concluded):
Second General Resolution, Series HH, 5.00%, 6/15/32	$2,249	$2,622,259
Series FF-2, 5.50%, 6/15/40	405	475,604
Suffolk County Water Authority, Refunding RB, New York Water System, 3.00%, 6/01/25	2,041	2,106,145

		8,085,835
Total Municipal Bonds in New York		36,203,252

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,010	1,123,105
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.0%		37,326,357
Total Long-Term Investments (Cost — $148,513,954) — 159.1%		160,498,158

Short-Term Securities
New York — 0.1%
City of New York New York, GO, Refunding, VRDN, Sub-Series H-3 (AGM Insurance, State Street Bank & Co. SBPA), 0.17%, 9/04/12 (e)	50	50,000

Shares
Money Market Fund — 1.0%
BIF New York Municipal Money Fund, 0.00% (f)(g)	1,020,744	1,020,744
Total Short-Term Securities (Cost — $1,070,744) — 1.1%		1,070,744
Total Investments (Cost — $149,584,698) — 160.2%		161,568,902
Other Assets Less Liabilities — 0.7%		727,319
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.7)%		(20,930,990)
VRDP Shares, at Liquidation Value — (40.2)%		(40,500,000)

Net Assets Applicable to Common Shares — 100.0%		$100,865,231

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs Group, Inc.	$174,445	$2,977

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BIF New York Municipal Money Fund	3,251,673	(2,230,929)	1,020,744	$12

(g)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust’s management. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$160,498,158	—	$160,498,158
Short-Term Securities	$1,020,744	50,000	—	1,070,744

Total	$1,020,744	$160,548,158	—	$161,568,902

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(20,920,361)	—	$(20,920,361)
VRDP Shares	—	(40,500,000)	—	(40,500,000)

Total	—	$(61,420,361)	—	$(61,420,361)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 133.6%
Corporate — 16.1%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$500	$561,646
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	200	222,464
Essex County Industrial Development Agency New York, Refunding RB, International Paper Co. Project, Series A, AMT, 5.50%, 10/01/26	625	626,844
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	750	780,315
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT (a)(b):
7.63%, 8/01/25	1,600	1,680,352
7.75%, 8/01/31	1,500	1,575,375
New York City Industrial Development Agency, Refunding RB, Series A, 5.00%, 7/01/28 (c)	330	348,889
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,780	2,068,930
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	2,400	2,460,240
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	2,500	2,570,350

		12,895,405
County/City/Special District/School District — 42.0%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	500	537,850
4.63%, 10/01/40	275	296,208
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corporation Project, 5.38%, 10/01/41	280	320,636
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	570,830
Sub-Series G-1, 6.25%, 12/15/31	250	310,998
Sub-Series I-1, 5.38%, 4/01/36	450	520,092
City of Syracuse New York, GO, Airport Terminal Security and Access Improvement, Series A, AMT (AGM), 4.75%, 11/01/31	500	542,905
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,850	3,016,468
(AGM), 5.00%, 2/15/47	850	903,244
(AGM), 5.75%, 2/15/47	1,550	1,818,181
(NPFGC), 4.50%, 2/15/47	1,510	1,557,293
Monroe County Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,000	1,161,730
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 4.61%, 3/01/35 (d)	500	179,195
CAB, Yankee Stadium (AGC), 5.01%, 3/01/42 (d)	1,750	406,753
CAB, Yankee Stadium (AGC), 5.16%, 3/01/45 (d)	500	95,595
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	507,940
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	117,671
Yankee Stadium (NPFGC), 4.75%, 3/01/46	2,000	2,041,600

Municipal Bonds	Par (000)	Value

New York (continued)
County/City/Special District/School District (concluded)
New York City Transitional Finance Authority, RB:
Building Aid Revenue, Series S-1, 4.00%, 7/15/42	$1,775	$1,801,004
Building Aid Revenue, Series S-2 (NPFGC), 4.50%, 1/15/31	2,500	2,629,450
Building Aid Revenue, Series S-2 (NPFGC), 4.25%, 1/15/34	250	257,635
Future Tax Secured, Series B, 5.00%, 11/01/12 (e)	1,880	1,894,852
Future Tax Secured, Series B, 5.00%, 11/01/27	3,120	3,143,369
Future Tax Secured, Series D, 5.00%, 11/01/38	825	944,955
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/44	935	978,001
4.75%, 11/15/45	640	657,958
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,146,790
4 World Trade Center Project, 5.75%, 11/15/51	670	792,938
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,100	1,202,938
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	690	741,991
Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	1,400	1,569,554
Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	500	573,255
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	250	278,063
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 6.00%, 9/01/34	150	180,926

		33,698,868
Education — 19.3%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (b)(f):
7.00%, 5/01/25	345	77,615
7.00%, 5/01/35	220	49,493
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	250	276,298
Dutchess County Industrial Development Agency New York, Refunding RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	755	769,987
Geneva Industrial Development Agency New York, RB, Hobart & William Smith Project, Series A, 5.38%, 2/01/13 (e)	2,000	2,043,000
Herkimer County Industrial Development Agency New York, RB, College Foundation Inc. Student Housing Project, 6.25%, 8/01/34	385	389,655
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	350	383,330
New York City Industrial Development Agency, RB, Lycee Francais de New York Project, Series A (ACA), 5.38%, 6/01/23	1,250	1,263,900
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	572,915
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 4.75%, 12/01/39	700	760,704
New York State Dormitory Authority, RB:
Brooklyn Law School, Series B (Syncora), 5.13%, 7/01/13 (e)	2,000	2,079,560
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	592,485
Fordham University, Series A, 5.50%, 7/01/36	150	174,476
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	625	737,081

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	33

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)
Education (concluded)
New York State Dormitory Authority, RB (concluded):
Teachers College, Series B, 5.00%, 7/01/42	$500	$565,925
University of Rochester, Series A, 5.13%, 7/01/39	250	280,622
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	250	287,350
New York University, Series A, 5.00%, 7/01/37	600	688,290
Rockefeller University, Series B, 4.00%, 7/01/38	250	264,155
Saint John’s University, Series A, 5.00%, 7/01/27	325	383,932
Skidmore College, Series A, 5.25%, 7/01/29	200	234,514
Skidmore College, Series A, 5.25%, 7/01/31	300	349,242
Teachers College, 5.50%, 3/01/39	650	733,044
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	410	423,846
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	525,163
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	500	563,965

		15,470,547
Health — 22.4%
Clarence Industrial Development Agency, RB, Bristol Village Project (Ginnie Mae), 6.00%, 1/20/44	1,630	1,676,699
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/40	300	346,995
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	250	248,400
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital Rochester Project (FHA), 5.50%, 8/15/40	425	490,102
New York City Industrial Development Agency, RB, Eger Harbor Project, Series A (Ginnie Mae), 5.88%, 5/20/44	975	1,028,186
New York State Dormitory Authority, MRB, St. Barnabas, Series A (FHA), 5.00%, 2/01/31	1,000	1,003,080
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	500	572,545
Miriam Osborn Memorial Home, 5.00%, 7/01/29 (c)	130	140,686
Miriam Osborn Memorial Home, 5.00%, 7/01/42 (c)	255	269,476
New York Hospital Medical Center-Queens (FHA), 4.75%, 2/15/37	305	316,389
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	250	295,338
New York University Hospital Center, Series A, 5.75%, 7/01/31	425	494,428
New York University Hospital Center, Series B, 5.63%, 7/01/37	530	577,933
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	750	852,307
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	315	320,235
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	405	410,759
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	160	174,997
New York State Dormitory Authority, Refunding RB:
Kateri Residence, 5.00%, 7/01/22	2,000	2,015,720
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	500	561,165
New York University Hospital Center, Series A, 5.00%, 7/01/36	1,000	1,059,270

Municipal Bonds	Par (000)	Value

New York (continued)
Health (concluded)
New York State Dormitory Authority, Refunding RB (concluded):
North Shore-Long Island Jewish Health System, Series A, 5.00%, 5/01/32	$1,000	$1,119,190
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	500	566,920
Teachers College, Series A, 5.00%, 7/01/31	525	612,848
Saratoga County Industrial Development Agency New York, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	350	370,682
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	450	459,585
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,000	1,098,600
Series B, 6.00%, 11/01/30	150	177,953
Westchester County Industrial Development Agency New York, RB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	750	753,788

		18,014,276
Housing — 4.4%
New York City Housing Development Corp., RB, Series J-2-A, AMT, 4.75%, 11/01/27	1,420	1,494,181
New York State HFA, RB:
Affordable Housing, Series B, 4.00%, 11/01/47	980	980,999
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,000	1,032,180

		3,507,360
State — 5.7%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	300	365,004
Series C, 5.00%, 12/15/31	500	570,450
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	800	870,200
New York State Urban Development Corp., RB, State Personal Income Tax, Series B, 5.00%, 3/15/35	2,000	2,185,780
State of New York, GO, Series A, 5.00%, 2/15/39	500	578,455

		4,569,889
Transportation — 14.5%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	750	961,147
Series E, 5.00%, 11/15/42	510	570,042
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/30	5,000	5,041,500
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction:
5.00%, 12/15/41	500	556,915
5.25%, 12/15/43	500	572,695
New York State Thruway Authority, RB, General:
Series I, 4.13%, 1/01/42	340	349,139
Series I, 5.00%, 1/01/37	735	828,970
Series I, 5.00%, 1/01/42	280	314,367
Port Authority of New York & New Jersey, RB:
JFK International Air Terminal, 6.00%, 12/01/42	1,000	1,159,090
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/13	1,000	1,029,310
Triborough Bridge & Tunnel Authority, Refunding RB, Series B:
5.00%, 11/15/31	90	107,203
4.00%, 11/15/32	180	193,259

		11,683,637

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
Utilities — 9.2%
Long Island Power Authority, RB:
CAB (AGM), 3.27%, 6/01/28 (d)	$3,515	$2,108,930
General, Series A (AGM), 5.00%, 5/01/36	25	28,060
General, Series C (CIFG), 5.25%, 9/01/29	1,000	1,228,600
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	500	602,300
New York City Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	500	560,620
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series EE, 4.00%, 6/15/45	770	787,517
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water Project:
5.00%, 6/15/36	350	404,589
Series A, 5.00%, 6/15/37	1,500	1,670,925

		7,391,541
Total Municipal Bonds in New York		107,231,523

Multi-State — 5.7%
Housing — 5.7%
Centerline Equity Issuer Trust (g)(h):
5.75%, 5/15/15	500	547,070
6.00%, 5/15/15	1,500	1,649,880
6.00%, 5/15/19	1,000	1,183,760
6.30%, 5/15/19	1,000	1,199,850
Total Municipal Bonds in Multi-State		4,580,560

Puerto Rico — 7.6%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	500	551,785
State — 5.1%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.39%, 8/01/32 (d)	750	260,228
First Sub-Series A, 6.50%, 8/01/44	1,000	1,192,320
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (AMBAC), 5.88%, 8/01/54 (d)	5,000	439,850
CAB, Series A (NPFGC), 5.57%, 8/01/41 (d)	1,500	306,045
CAB, Series A (NPFGC), 5.59%, 8/01/43 (d)	4,000	727,640
Senior Series C, 5.25%, 8/01/40	1,015	1,128,639

		4,054,722
Transportation — 1.1%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	750	914,017
Utilities — 0.7%
Puerto Rico Electric Power Authority, Refunding RB, Series W (NPFGC), 5.25%, 7/01/29	500	545,140
Total Municipal Bonds in Puerto Rico		6,065,664
Total Municipal Bonds — 146.9%		117,877,747

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value

New York — 17.0%
County/City/Special District/School District — 4.3%
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	$2,250	$2,356,965
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/44	1,000	1,105,520

		3,462,485
State — 1.8%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,300	1,463,338
Transportation — 4.3%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	1,995	2,285,053
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,158,540

		3,443,593
Utilities — 6.6%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	240	289,130
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	1,500	1,749,105
Second General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	1,005	1,142,748
Suffolk County Water Authority, Refunding RB, New York Water System, 3.00%, 6/01/25	1,996	2,059,686

		5,240,669
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.0%		13,610,085
Total Long-Term Investments (Cost — $121,443,682) — 163.9%		131,487,832

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (j)(k)	459,702	459,702
Total Short-Term Securities (Cost — $459,702) — 0.6%		459,702
Total Investments (Cost — $121,903,384) — 164.5%		131,947,534
Other Assets Less Liabilities — 0.3%		275,152
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.5)%		(7,594,960)
VRDP Shares, at Liquidation Value — (55.3)%		(44,400,000)

Net Assets Applicable to Common Shares — 100.0%		$80,227,726

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs Group, Inc.	$348,889	$5,953
Pershing LLC	$410,162	$1,204

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Non-income producing security.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	35

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust II (BFY)

(g)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BIF New York Municipal Money Fund	2,604,133	(2,144,431)	459,702	$30

(k)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust’s management. These definitions may not apply for purposes of this report, which may combine such sector sub- classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$131,487,832	—	$131,487,832
Short-Term Securities	$459,702	—	—	459,702

Total	$459,702	$131,487,832	—	$131,947,534

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$48,801	—	—	$48,801
Liabilities:
TOB trust certificates	—	$(7,591,259)	—	(7,591,259)
VRDP Shares.	—	(44,400,000)	—	(44,400,000)

Total	$48,801	$(51,991,259)	—	$(51,942,458)

There	were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Virginia — 108.6%
Corporate — 11.1%
Chesterfield County EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$526,765
Isle Wight County IDA Virginia, RB, Series A, AMT, 5.70%, 11/01/27	1,300	1,356,537
Louisa IDA, Refunding RB, Virginia Electric & Power Co. Project, Series A, Mandatory Put Bonds, 5.38%, 11/01/35 (a)	1,000	1,050,110

		2,933,412
County/City/Special District/School District — 13.5%
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	500	574,550
Dulles Town Center Community Development Authority, Special Assessment Bonds, Dulles Town Center Project, 6.25%, 3/01/26	880	880,906
Fairfax County Redevelopment & Housing Authority, RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,649,910
Mosaic District Community Development Authority, RB, Special Assessment, Series A, 6.88%, 3/01/36	250	278,840
White Oak Village Shops Community Development Authority, Special Assessment Bonds, 5.30%, 3/01/17	175	187,784

		3,571,990
Education — 15.1%
Montgomery County EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 6/01/39	355	400,092
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 3/01/41	1,000	1,105,840
Washington & Lee University Project (NPFGC), 5.25%, 1/01/26	500	630,170
Washington & Lee University Project (NPFGC), 5.25%, 1/01/31	1,000	1,299,360
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 4/01/41	500	564,400

		3,999,862
Health — 23.7%
Danville IDA Virginia, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28 (b)	1,000	1,289,360
Fairfax County EDA, Refunding RB, Goodwin House Inc., 5.00%, 10/01/27	1,000	1,039,960
Henrico County EDA, Refunding RB:
Bon Secours, Series A, 5.60%, 11/15/30	1,440	1,446,854
Residential Care Facilities, United Methodist Homes, 4.25%, 6/01/26	145	143,282
Peninsula Ports Authority, Refunding RB, Virginia Baptist Homes, Series C, 5.40%, 12/01/33	250	187,760
Roanoke EDA, RB, Carilion Clinic Obligation Group, 5.00%, 7/01/30	795	894,860
Roanoke EDA, Refunding RB, Carillion Health System, Series B:
5.00%, 7/01/20 (c)	5	6,297
5.00%, 7/01/38	495	541,911
Winchester IDA Virginia, RB, Valley Health System Obligation, Series E, 5.63%, 1/01/44	650	728,215

		6,278,499
Housing — 9.3%
Virginia HDA, RB, Rental Housing:
Series A, 5.25%, 5/01/41	750	825,698
Series B, 5.63%, 6/01/39	1,000	1,106,940
Series D, 4.60%, 9/01/40	500	529,710

		2,462,348

Municipal Bonds	Par (000)	Value

Virginia (concluded)
State — 12.1%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	$1,000	$1,121,910
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B:
6.50%, 12/01/35	360	448,060
1997 Resolution, Series B, 5.25%, 8/01/33	500	571,925
1997 Resolution, Series B, 4.00%, 8/01/36	1,000	1,052,330

		3,194,225
Transportation — 10.4%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	465	465,525
Richmond Metropolitan Authority Virginia, Refunding RB (NPFGC), 5.25%, 7/15/22	500	583,300
Virginia Port Authority Commonwealth Port Fund, RB, 5.00%, 7/01/36	500	569,330
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings, Opco LLC Project, AMT, 6.00%, 1/01/37	1,000	1,145,450

		2,763,605
Utilities — 13.4%
City of Portsmouth Virginia, GO, Refunding RB, Public Utilities, Series A, 5.00%, 7/15/41	900	1,047,771
Virginia Resources Authority, Refunding RB:
Virginia Pooled Financing Program, Moral Obligation Bonds, Series A, 5.00%, 11/01/39	150	172,566
Senior, Virginia Pooled Financing Program, Series B, 5.00%, 11/01/33	2,000	2,321,860

		3,542,197
Total Municipal Bonds in Virginia		28,746,138

District of Columbia — 7.4%
Transportation — 7.4%
Metropolitan Washington Airports Authority, Refunding RB:
Series B, 5.00%, 10/01/29	1,000	1,130,840
First Senior Lien, Series A, 5.00%, 10/01/39	290	318,408
First Senior Lien, Series A, 5.25%, 10/01/44	460	509,496
Total Municipal Bonds in District of Columbia		1,958,744

Guam — 1.9%
State — 1.9%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	250	277,680
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	200	224,544
Total Municipal Bonds in Guam		502,224

Multi-State — 6.3%
Housing — 6.3%
Centerline Equity Issuer Trust, 7.20%, 11/15/14 (d)(e)	1,500	1,660,260

Puerto Rico — 4.0%
State — 4.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series A-1, 5.25%, 8/01/43	1,000	1,067,420
Total Municipal Bonds — 128.2%		33,934,786

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	37

Schedule of Investments (concluded)	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Virginia — 27.1%
Education — 13.0%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	$2,999	$3,444,044
Health — 8.5%
Fairfax County IDA Virginia, Refunding RB, Health Care, Series A, 5.50%, 5/15/35	999	1,140,236
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,103,237

		2,243,473
Transportation — 5.6%
Virginia State Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	1,259	1,481,845
Total Municipal Bonds in Virginia		7,169,362

Puerto Rico — 2.1%
State — 2.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	500	555,980
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.2%		7,725,342
Total Long-Term Investments (Cost — $37,540,157) — 157.4%		41,660,128

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	65,431	65,431
Total Short-Term Securities (Cost — $65,431) — 0.2%		65,431
Total Investments (Cost — $37,605,588) — 157.6%		41,725,559
Other Assets Less Liabilities — 1.7%		449,871
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.5)%		(4,109,193)
VRDP Shares, at Liquidation Value — (43.8)%		(11,600,000)

Net Assets Applicable to Common Shares — 100.0%		$26,466,237

(a)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Security is collateralized by Municipal or US Treasury obligations.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	115,091	(49,660)	65,431	$66

(h)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$41,660,128	—	$41,660,128
Short-Term Securities	$65,431	—	—	65,431

Total	$65,431	$41,660,128	—	$41,725,559

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(4,107,550)	—	$(4,107,550)
VRDP Shares	—	(11,600,000)	—	(11,600,000)

Total	—	$(15,707,550)	—	$(15,707,550)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	The Massachusetts Health & Education Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Massachusetts — 143.2%
Corporate — 0.3%
Massachusetts Development Finance Agency, RB, Ogden Haverhill Project, Series A, AMT, 6.70%, 12/01/14	$95	$95,921
Education — 92.3%
Massachusetts Development Finance Agency, ERB, Middlesex School Project, 5.00%, 9/01/33	400	406,240
Massachusetts Development Finance Agency, RB:
Boston University, Series T-1, (AMBAC), 5.00%, 10/01/39	1,000	1,039,590
College Issue, Series B (Syncora), 5.25%, 7/01/33	860	874,345
College of Pharmacy & Allied Health, Series D (AGC), 5.00%, 7/01/27	500	530,655
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	250	294,470
Mount Holyoke College, Series B, 5.00%, 7/01/41	500	559,365
Smith College, 5.00%, 7/01/35	2,000	2,185,840
Wellesley College, Series J, 5.00%, 7/01/42	2,400	2,794,920
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 1/01/42	650	852,124
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,778,295
Clark University (Syncora), 5.13%, 10/01/35	500	525,330
Emerson College, Series A, 5.00%, 1/01/40	200	209,226
Harvard University, Series B-1, 5.00%, 10/15/40	350	409,181
Northeastern University, 5.00%, 10/01/31 (a)	500	580,305
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,937,255
Wheelock College, Series C, 5.25%, 10/01/37	1,000	1,032,330
Williston Northampton School Project (Syncora), 5.00%, 10/01/25	500	521,130
Worcester Polytechnic Institute, (NPFGC), 5.00%, 9/01/27	1,985	2,173,853
Massachusetts Health & Educational Facilities Authority, Wheaton College, Series D, 6.00%, 1/01/18	755	755,717
Massachusetts Health & Educational Facilities Authority, RB:
Northeastern University, Series R, 5.00%, 10/01/33	225	246,179
Tufts University, 5.38%, 8/15/38	1,000	1,213,620
University of Massachusetts, Series C (NPFGC), 5.13%, 10/01/12 (b)	230	230,948
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Berklee College of Music, Series A, 5.00%, 10/01/37	1,000	1,077,830
Boston College, Series N, 5.13%, 6/01/37	1,000	1,029,560
Harvard University, Series A, 5.50%, 11/15/36	100	121,329
Harvard University, Series B, 5.00%, 10/01/38	400	467,244
Northeastern University, Series T-1, 5.00%, 10/01/31	950	1,102,579
Northeastern University, Series T-2, 5.00%, 10/01/32	500	576,100
Springfield College, 5.63%, 10/15/40	500	540,245
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,333,980
Wellesley College, 5.00%, 7/01/33	1,500	1,545,195
Massachusetts State College Building Authority, RB, Series A (AMBAC), 5.00%, 5/01/16 (b)	1,000	1,163,170
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	1,132,915

		31,241,065
Health — 31.6%
Massachusetts Development Finance Agency, RB:
First Mortgage, Edgecombe Project, Series A, 6.75%, 7/01/21	795	804,461
Partners Healthcare, Series L, 5.00%, 7/01/36	1,000	1,124,400

Municipal Bonds	Par (000)	Value

Massachusetts (concluded)
Health (concluded)
Massachusetts Development Finance Agency, Refunding RB:
Berkshire Health System, Series G, 5.00%, 10/01/29	$335	$371,602
Carleton-Willard Village, 5.63%, 12/01/30	500	545,735
Seven Hills Foundation & Affiliates, (Radian), 5.00%, 9/01/35	240	231,732
Massachusetts Health & Educational Facilities Authority, RB:
Baystate Medical Center, Series F, 5.75%, 7/01/33	1,000	1,001,080
Berkshire Health System, Series F (AGC), 5.00%, 10/01/19	1,000	1,075,050
Cape Cod Healthcare Obligated Group Issue, Series D, (AGC), 5.00%, 11/15/31	1,000	1,088,770
Children’s Hospital, Series M, 5.25%, 12/01/39	600	669,534
Children’s Hospital, Series M, 5.50%, 12/01/39	500	567,280
Lahey Clinic Medical Center, Series D, 5.25%, 8/15/37	1,000	1,062,600
Southcoast Health Obligation, Series D, 5.00%, 7/01/39	500	531,765
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Caregroup, Series E-1, 5.00%, 7/01/28	500	534,610
Winchester Hospital, 5.25%, 7/01/38	1,000	1,077,020

		10,685,639
Housing — 7.7%
Massachusetts HFA, Refunding HRB, Series B, AMT, 5.50%, 6/01/41	495	532,076
Massachusetts HFA, Refunding RB, AMT:
Series C, 5.35%, 12/01/42	1,000	1,071,710
Series F, 5.70%, 6/01/40	940	1,009,259

		2,613,045
State — 11.3%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	730	966,403
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	2,500	2,879,900

		3,846,303
Total Municipal Bonds in Massachusetts		48,481,973

Puerto Rico — 5.0%
State — 5.0%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	1,000	1,115,020
Puerto Rico Sales Tax Financing Corp., Refunding RB, 6.00%, 8/01/39	510	580,839

		1,695,859
Total Municipal Bonds — 148.2%		50,177,832

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Massachusetts — 10.0%
State — 10.0%
Massachusetts School Building Authority, Sales Tax RB:
Senior, Series B, 5.00%, 10/15/41	1,000	1,153,370
Series A (AGM), 5.00%, 8/15/30	2,010	2,219,600

		3,372,970

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	39

Schedule of Investments (concluded)	The Massachusetts Health & Education Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	$340	$378,075
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.1%		3,751,045
Total Long-Term Investments (Cost — $49,522,408) — 159.3%		53,928,877

Short-Term Securities
Massachusetts — 1.5%
Massachusetts Health & Educational Facilities Authority, RB, VRDN, Partners Healthcare System, Series P-2, 0.14%, 7/01/13 (d)	500	500,000

Shares
Money Market Fund — 0.1%
BIF Massachusetts Municipal Money Fund, 0.00% (e)(f)	36,054	36,054
Total Short-Term Securities (Cost — $536,054) — 1.6%		536,054
Total Investments (Cost — $50,058,462) — 160.9%		54,464,931
Liabilities in Excess of Other Assets — (0.3)%		(103,019)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.9)%		(2,009,987)
VRDP Shares, at Liquidation Value — (54.7)%		(18,500,000)

Net Assets Applicable to Common Shares — 100.0%		$33,851,925

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Plc	$580,305	$8,575

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BIF Massachusetts Municipal Money Fund	818,003	(781,949)	36,054	$8

(f)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•

Fair Value Measurements - Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$53,928,877	—	$53,928,877
Short-Term Securities	$36,054	500,000	—	536,054

Total	$36,054	$54,428,877	—	$54,464,931

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(2,009,595)	—	$(2,009,595)
VRDP Shares	—	(18,500,000)	—	(18,500,000)

Total	—	$(20,509,595)	—	$(20,509,595)

There	were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2012

Statements of Assets and Liabilities

August 31, 2012	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)	BlackRock New York Municipal Bond Trust (BQH)

Assets
Investments at value — unaffiliated[1]	$50,176,585	$791,834,890	$60,743,531	$73,210,053
Investments at value — affiliated[2]	180,661	9,529,494	891,865	3,245,381
Cash	—	—	—	22,875
Interest receivable	528,265	8,770,320	735,901	687,637
Investments sold receivable	—	105,365	10,000	—
Deferred offering costs	86,224	436,913	86,224	170,437
TOB trust receivable	—	—	—	440,000
Prepaid expenses	1,135	37,300	1,295	1,545

Total assets	50,972,870	810,714,282	62,468,816	77,777,928

Accrued Liabilities
Bank overdraft	—	2,349	—	—
Investments purchased payable	—	852,144	801,942	1,844,418
Income dividends payable — Common Shares	137,774	2,466,987	169,556	206,585
Investment advisory fees payable	27,771	373,888	33,749	41,083
Officer’s and Trustees’ fees payable	8,720	115,568	8,478	7,074
Interest expense and fees payable	1,038	31,159	457	2,698
Offering costs payable	40,000	—	40,000	—
Other accrued expenses payable	37,273	341,085	32,844	52,656

Total accrued liabilities	252,576	4,183,180	1,087,026	2,154,514

Other Liabilities
TOB trust certificates	2,399,847	77,476,820	3,954,288	7,365,836
VRDP Shares, at liquidation value of $100,000 per share[3,4]	16,000,000	243,600,000	18,700,000	22,100,000

Total other liabilities	18,399,847	321,076,820	22,654,288	29,465,836

Total liabilities	18,652,423	325,260,000	23,741,314	31,620,350

Net Assets Applicable to Common Shareholders	$32,320,447	$485,454,282	$38,727,502	$46,157,578

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$29,363,022	$459,413,538	$32,932,968	$39,626,791
Undistributed net investment income	472,802	8,069,904	678,200	627,501
Undistributed net realized gain (accumulated net realized loss)	(210,557)	(37,314,818)	(316,457)	380,483
Net unrealized appreciation/depreciation	2,695,180	55,285,658	5,432,791	5,522,803

Net Assets Applicable to Common Shareholders	$32,320,447	$485,454,282	$38,727,502	$46,157,578

Net asset value per Common Share	$15.60	$15.64	$16.67	$16.53

[1] Investments at cost — unaffiliated	$47,481,405	$736,549,232	$55,310,740	$67,687,250

[2] Investments at cost — affiliated	$180,661	$9,529,494	$891,865	$3,245,381

[3] Preferred Shares outstanding:
Par value $0.001 per share	160	—	187	221

Par value $0.10 per share	—	2,436	—	—

[4] Preferred Shares authorized	unlimited	14,956	unlimited	unlimited

[5] Par value per Common Share	$0.001	$0.10	$0.001	$0.001

[6] Common Shares outstanding	2,071,783	31,031,287	2,322,685	2,791,685

[7] Common Shares authorized	unlimited	200 million	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	41

Statements of Assets and Liabilities (concluded)

August 31, 2012	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)	The Massachusetts Health & Education Tax-Exempt Trust (MHE)

Assets
Investments at value — unaffiliated[1]	$160,548,158	$131,487,832	$41,660,128	$54,428,877
Investments at value — affiliated[2]	1,020,744	459,702	65,431	36,054
Cash	—	48,801	—	—
Interest receivable	1,678,359	1,340,286	556,581	634,420
Deferred offering costs	183,207	179,227	86,224	97,641
TOB trust receivable	590,000	—	—	—
Prepaid expenses	3,466	2,727	895	639

Total assets	164,023,934	133,518,575	42,369,259	55,197,631

Accrued Liabilities
Investments purchased payable	1,088,958	751,895	—	571,730
Income dividends payable — Common Shares	465,071	403,833	123,347	147,419
Investment advisory fees payable	75,192	61,400	23,227	22,949
Officer’s and Trustees’ fees payable	6,131	8,663	5,666	88
Interest expense and fees payable	9,467	2,427	578	392
Offering costs payable	—	—	40,000	40,000
Other accrued expenses payable	93,523	71,372	2,654	53,533

Total accrued liabilities	1,738,342	1,299,590	195,472	836,111

Other Liabilities
TOB trust certificates	20,920,361	7,591,259	4,107,550	2,009,595
VRDP Shares, at liquidation value of $100,000 per share[3,4]	40,500,000	44,400,000	11,600,000	18,500,000

Total other liabilities	61,420,361	51,991,259	15,707,550	20,509,595

Total liabilities	63,158,703	53,290,849	15,903,022	21,345,706

Net Assets Applicable to Common Shareholders	$100,865,231	$80,227,726	$26,466,237	$33,851,925

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$92,225,476	$70,656,793	$22,529,781	$29,876,964
Undistributed net investment income	1,360,150	1,223,739	406,669	609,532
Undistributed net realized gain (accumulated net realized loss)	(4,704,599)	(1,696,956)	(590,184)	(1,041,040)
Net unrealized appreciation/depreciation	11,984,204	10,044,150	4,119,971	4,406,469

Net Assets Applicable to Common Shareholders	$100,865,231	$80,227,726	$26,466,237	$33,851,925

Net asset value per Common Share	$15.51	$16.09	$16.74	$14.35

[1] Investments at cost — unaffiliated	$148,563,954	$121,443,682	$37,540,157	$50,022,408

[2] Investments at cost — affiliated	$1,020,744	$459,702	$65,431	$36,054

[3] Preferred Shares outstanding:
Par value $0.001 per share	405	444	116	—

Par value $0.01 per share	—	—	—	185

[4] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited

[5] Par value per Common Share	$0.001	$0.001	$0.001	$0.01

[6] Common Shares outstanding	6,504,492	4,985,597	1,581,375	2,358,705

[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2012

Statements of Operations

Year Ended August 31, 2012	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)	BlackRock New York Municipal Bond Trust (BQH)

Investment Income
Interest	$2,360,451	$36,312,673	$2,775,922	$3,374,546
Income — affiliated	304	4,389	315	294

Total income	2,360,755	36,317,062	2,776,237	3,374,840

Expenses
Investment advisory	318,748	4,316,139	377,628	450,214
Liquidity fees	—	1,741,505	—	176,071
Professional	57,845	387,954	53,705	55,509
Remarketing fees on Preferred Shares	13,382	244,268	24,299	21,609
Accounting services	15,204	123,228	20,358	24,134
Transfer agent	31,286	49,565	21,277	25,015
Officer and Trustees	3,952	69,272	4,865	4,152
Custodian	7,392	33,233	8,123	8,592
Printing	1,527	6,511	6,714	11,423
Registration	889	10,571	1,003	9,163
Miscellaneous	16,365	169,935	18,737	68,276

Total expenses excluding interest expense, fees and amortization of offering costs	466,590	7,152,181	536,709	854,158
Interest expense, fees and amortization of offering costs[1]	51,809	1,980,835	66,565	132,925

Total expenses	518,399	9,133,016	603,274	987,083
Less fees waived by Manager	(16,834)	(378,387)	(23,012)	(24,087)

Total expenses after fees waived	501,565	8,754,629	580,262	962,996

Net investment income	1,859,190	27,562,433	2,195,975	2,411,844

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	226,576	298,558	145,816	776,786
Financial futures contracts	(97,401)	(1,389,725)	(131,305)	(131,098)

	129,175	(1,091,167)	14,511	645,688

Net change in unrealized appreciation/depreciation on:
Investments	2,023,201	43,412,707	4,915,294	4,217,496
Financial futures contracts	(1,787)	—	(2,860)	—

	2,021,414	43,412,707	4,912,434	4,217,496

Total realized and unrealized gain	2,150,589	42,321,540	4,926,945	4,863,184

Dividends to AMPS Shareholders From
Net investment income	(32,567)	—	(39,347)	(6,285)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$3,977,212	$69,883,973	$7,083,573	$7,268,743

[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	43

Statements of Operations (concluded)

Year Ended August 31, 2012	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)	The Massachusetts Health & Education Tax-Exempt Trust (MHE)

Investment Income
Interest	$6,992,394	$6,064,416	$1,939,199	$2,463,956
Income — affiliated	270	30	254	8

Total income	6,992,664	6,064,446	1,939,453	2,463,964

Expenses
Investment advisory	841,131	689,857	263,722	264,399
Liquidity fees	322,661	353,732	—	—
Professional	69,243	56,917	43,654	43,313
Remarketing fees on Preferred Shares	39,600	43,412	13,132	28,901
Accounting services	39,658	32,256	5,099	20,375
Transfer agent	39,348	28,100	14,922	27,806
Officer and Trustees	11,691	9,029	3,129	3,997
Custodian	12,119	10,859	6,211	7,059
Printing	4,063	3,900	6,203	5,261
Registration	9,171	2,129	705	1,017
Miscellaneous	74,669	74,388	17,705	31,191

Total expenses excluding interest expense, fees and amortization of offering costs	1,463,354	1,304,579	374,482	433,319
Interest expense, fees and amortization of offering costs[1]	304,406	249,844	53,441	55,473

Total expenses	1,767,760	1,554,423	427,923	488,792
Less fees waived by Manager	(1,992)	(59,887)	(13,528)	(371)

Total expenses after fees waived	1,765,768	1,494,536	414,395	488,421

Net investment income	5,226,896	4,569,910	1,525,058	1,975,543

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	433,364	696,228	(281,306)	67,368
Financial futures contracts	(291,995)	(230,864)	(99,580)	(105,334)

	141,369	465,364	(380,886)	(37,966)

Net change in unrealized appreciation/depreciation on:
Investments	8,377,994	7,050,292	2,658,644	3,229,503
Financial futures contracts	—	—	(1,787)	(2,860)

	8,377,994	7,050,292	2,656,857	3,226,643

Total realized and unrealized gain	8,519,363	7,515,656	2,275,971	3,188,677

Dividends to AMPS Shareholders From
Net investment income	(10,041)	(10,777)	(23,764)	(35,328)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$13,736,218	$12,074,789	$3,777,265	$5,128,892

[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2012

Statements of Changes in Net Assets

	BlackRock Maryland Municipal Bond Trust (BZM)		BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$1,859,190	$1,996,183	$27,562,433	$30,096,351
Net realized gain (loss)	129,175	(315,881)	(1,091,167)	(5,596,532)
Net change in unrealized appreciation/depreciation	2,021,414	(901,708)	43,412,707	(17,120,105)
Dividends to AMPS Shareholders from:
Net investment income	(32,567)	(55,571)	—	(806,882)
Net realized gain	—	(1,626)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	3,977,212	721,397	69,883,973	6,572,832

Dividends and Distributions to Common Shareholders From
Net investment income	(1,935,977)	(1,956,147)	(29,541,265)	(29,570,570)
Net realized gain	—	(45,287)	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(1,935,977)	(2,001,434)	(29,541,265)	(29,570,570)

Capital Share Transactions
Reinvestment of common dividends	76,471	133,575	1,786,582	1,469,492

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	2,117,706	(1,146,462)	42,129,290	(21,528,246)
Beginning of year	30,202,741	31,349,203	443,324,992	464,853,238

End of year	$32,320,447	$30,202,741	$485,454,282	$443,324,992

Undistributed net investment income	$472,802	$581,533	$8,069,904	$9,802,835

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	45

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Bond Trust (BLJ)		BlackRock New York Municipal Bond Trust (BQH)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$2,195,975	$2,320,726	$2,411,844	$2,902,420
Net realized gain (loss)	14,511	(291,417)	645,688	(131,149)
Net change in unrealized appreciation/depreciation	4,912,434	(1,269,096)	4,217,496	(2,055,567)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(39,347)	(65,738)	(6,285)	(78,727)
Net realized gain	—	(2,508)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	7,083,573	691,967	7,268,743	636,977

Dividends and Distributions to Common Shareholders From
Net investment income	(2,163,456)	(2,179,085)	(2,675,085)	(2,749,158)
Net realized gain	—	(71,927)	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(2,163,456)	(2,251,012)	(2,675,085)	(2,749,158)

Capital Share Transactions
Reinvestment of common dividends	54,801	34,562	165,299	101,725

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	4,974,918	(1,524,483)	4,758,957	(2,010,456)
Beginning of year	33,752,584	35,277,067	41,398,621	43,409,077

End of year	$38,727,502	$33,752,584	$46,157,578	$41,398,621

Undistributed net investment income	$678,200	$689,178	$627,501	$864,115

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2012

Statements of Changes in Net Assets

	BlackRock New York Municipal Income Quality Trust (BSE)		BlackRock New York Municipal Income Trust II (BFY)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$5,226,896	$5,832,757	$4,569,910	$5,210,348
Net realized gain (loss)	141,369	(1,493,236)	465,364	(723,827)
Net change in unrealized appreciation/depreciation	8,377,994	(2,872,102)	7,050,292	(2,654,238)
Dividends to AMPS Shareholders from net investment income	(10,041)	(143,341)	(10,777)	(158,107)

Net increase in net assets applicable to Common Shareholders resulting from operations	13,736,218	1,324,078	12,074,789	1,674,176

Dividends to Common Shareholders From
Net investment income	(5,571,369)	(5,564,464)	(4,948,459)	(4,970,362)

Capital Share Transactions
Reinvestment of common dividends	289,307	34,961	284,695	240,851

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	8,454,156	(4,205,425)	7,411,025	(3,055,335)
Beginning of year	92,411,075	96,616,500	72,816,701	75,872,036

End of year	$100,865,231	$92,411,075	$80,227,726	$72,816,701

Undistributed net investment income	$1,360,150	$1,703,993	$1,223,739	$1,541,081

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	47

Statements of Changes in Net Assets

	BlackRock Virginia Municipal Bond Trust (BHV)		The Massachusetts Health & Education Tax Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$1,525,058	$1,604,189	$1,975,543	$2,107,267
Net realized loss	(380,886)	(218,047)	(37,966)	(292,136)
Net change in unrealized appreciation/depreciation	2,656,857	(744,179)	3,226,643	(979,510)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(23,764)	(39,517)	(35,328)	(65,696)
Net realized gain	—	(3,012)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	3,777,265	599,434	5,128,892	769,925

Dividends and Distributions to Common Shareholders From
Net investment income	(1,564,750)	(1,577,765)	(1,961,643)	(1,974,575)
Net realized gain	—	(122,390)	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(1,564,750)	(1,700,155)	(1,961,643)	(1,974,575)

Capital Share Transactions
Reinvestment of common dividends	98,340	115,304	73,963	76,477

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	2,310,855	(985,417)	3,241,212	(1,128,173)
Beginning of year	24,155,382	25,140,799	30,610,713	31,738,886

End of year	$26,466,237	$24,155,382	$33,851,925	$30,610,713

Undistributed net investment income	$406,669	$477,043	$609,532	$630,251

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2012

Statements of Cash Flows

Year Ended August 31, 2012	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)	BlackRock New York Municipal Bond Trust (BQH)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$4,009,779	$69,883,973	$7,122,920	$7,275,028
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	50,602	(80,018)	(28,483)	68,841
Decrease in income receivable — affiliated	26	311	24	25
Decrease in cash pledged as collateral for financial futures contracts	14,000	—	16,560	—
(Increase) decrease in prepaid expenses	8,004	(23,042)	5,743	6,497
Decrease in other assets	6,687	78,403	6,092	6,346
Decrease in variation margin receivable	1,778	—	2,845	—
Increase in investment advisory fees payable	3,592	56,289	6,527	8,575
Increase (decrease) in interest expense and fees payable	330	(21,420)	(221)	2,565
Decrease in other accrued expenses payable	(33,199)	(133,149)	(39,902)	(19,750)
Increase (decrease) in Officer’s and Trustees’ fees payable	170	31,235	234	(1,223)
Net realized and unrealized gain on investments	(2,249,777)	(43,711,265)	(5,061,110)	(4,994,282)
Amortization of premium and accretion of discount on investments	58,376	733,281	(61,328)	(102,708)
Amortization of deferred offering costs	626	518,126	626	36,433
Proceeds from sales of long-term investments	14,030,025	111,982,026	14,163,170	32,299,476
Purchases of long-term investments	(18,003,386)	(120,743,205)	(16,946,633)	(36,155,661)
Net proceeds from sales (purchases) of short-term securities	3,167,763	3,637,507	359,943	(2,293,666)

Cash provided by (used for) operating activities	1,065,396	22,209,052	(452,993)	(3,863,504)

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of VRDP Shares	16,000,000	—	18,700,000	22,100,000
Cash payments on redemption of AMPS	(16,000,000)	—	(18,775,000)	(22,125,000)
Cash receipts from TOB trust certificates	899,847	37,308,107	2,734,505	6,655,938
Cash payments for TOB trust certificates	—	(31,543,887)	—	—
Cash dividends paid to Common Shareholders	(1,885,024)	(27,745,344)	(2,120,001)	(2,531,229)
Cash dividends paid to AMPS Shareholders	(33,369)	—	(39,661)	(6,460)
Cash payments for offering costs	(46,850)	(303,169)	(46,850)	(206,870)
Increase in bank overdraft	—	2,349	—	—

Cash provided by (used for) financing activities	(1,065,396)	(22,281,944)	452,993	3,886,379

Cash
Net increase (decrease) in cash	—	(72,892)	—	22,875
Cash at beginning of year	—	72,892	—	—

Cash at end of year	—	—	—	$22,875

Cash Flow Information
Cash paid during the year for interest and fees	$50,853	$1,484,128	$66,160	$93,927

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$76,471	$1,786,582	$54,801	$165,299

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	49

Statements of Cash Flows (concluded)

Year Ended August 31, 2012	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)	The Massachusetts Health & Education Tax-Exempt Trust (MHE)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$13,746,259	$12,085,566	$3,801,029	$5,164,220
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(131,273)	(76,738)	32,556	(23,240)
Decrease in income receivable — affiliated	18	28	16	—
Decrease in cash pledged as collateral for financial futures contracts	—	—	14,000	14,960
Decrease in prepaid expenses	22,951	15,519	8,076	10,536
Decrease in other assets	4,515	6,982	4,042	—
Decrease in variation margin receivable	—	—	1,777	2,845
Increase in investment advisory fees payable	8,395	11,683	3,904	1,609
Increase (decrease) in interest expense and fees payable	795	2,348	(683)	248
Decrease in other accrued expenses payable	(2,004)	(18,008)	(48,098)	(10,621)
Increase (decrease) in Officer’s and Trustees’ fees payable	(30)	(421)	66	(6)
Net realized and unrealized gain on investments	(8,811,358)	(7,746,520)	(2,377,338)	(3,296,871)
Amortization of premium and accretion of discount on investments	144,241	(86,693)	46,633	83,844
Amortization of deferred offering costs	63,284	68,782	626	709
Proceeds from sales of long-term investments	35,993,423	31,339,547	8,983,264	8,502,633
Purchases of long-term investments	(47,577,762)	(40,117,961)	(10,987,392)	(9,803,524)
Net proceeds from sales (purchases) of short-term securities	2,230,929	2,144,431	49,660	681,949

Cash provided by (used for) operating activities	(4,307,617)	(2,371,455)	(467,862)	1,329,291

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of VRDP Shares	40,500,000	44,400,000	11,600,000	18,500,000
Cash payments on redemption of AMPS	(40,575,000)	(44,475,000)	(11,675,000)	(18,500,000)
Cash receipts from TOB trust certificates	19,230,598	7,431,319	2,087,934	670,000
Cash payments for TOB trust certificates	(9,308,740)	—	—	—
Cash dividends paid to Common Shareholders	(5,280,696)	(4,674,676)	(1,473,873)	(1,904,999)
Cash dividends paid to AMPS Shareholders	(12,075)	(13,378)	(24,349)	(35,942)
Cash payments for offering costs	(246,491)	(248,009)	(46,850)	(58,350)

Cash provided by (used for) financing activities	4,307,596	2,420,256	467,862	(1,329,291)

Cash
Net increase (decrease) in cash	(21)	48,801	—	—
Cash at beginning of year	21	—	—	—

Cash at end of year	—	$48,801	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$240,327	$178,715	$53,498	$54,516

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$289,307	$284,695	$98,340	$73,963

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Maryland Municipal Bond Trust (BZM)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.61	$15.23	$13.81	$14.45	$14.91

Net investment income[1]	0.90	0.97	1.02	0.96	1.07
Net realized and unrealized gain (loss)	1.05	(0.59)	1.29	(0.68)	(0.36)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.02)	(0.03)	(0.03)	(0.13)	(0.28)
Net realized gain	—	(0.00)[2]	—	(0.00)[2]	(0.01)

Net increase from investment operations	1.93	0.35	2.28	0.15	0.42

Dividends and distributions to Common Shareholders from:
Net investment income	(0.94)	(0.95)	(0.86)	(0.79)	(0.87)
Net realized gain	—	(0.02)	—	(0.00)[2]	(0.01)

Total dividends and distributions to Common Shareholders	(0.94)	(0.97)	(0.86)	(0.79)	(0.88)

Net asset value, end of year	$15.60	$14.61	$15.23	$13.81	$14.45

Market price, end of year	$18.43	$15.02	$15.91	$15.35	$15.75

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	13.08%	2.45%	16.80%	1.52%	2.60%

Based on market price	29.95%	0.83%	9.77%	3.53%	(4.33)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.66%	1.58%	1.56%	1.83%	1.70%

Total expenses after fees waived and before fees paid indirectly[4]	1.60%	1.45%	1.35%	1.50%	1.32%

Total expenses after fees waived and paid indirectly[4]	1.60%	1.45%	1.35%	1.50%	1.32%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.44% [6]	1.41%	1.31%	1.39%	1.28%

Net investment income[4]	5.94%	6.73%	6.95%	7.62%	7.19%

Dividends to AMPS Shareholders	0.10%	0.19%	0.21%	1.04%	1.89%

Net investment income to Common Shareholders	5.84%	6.54%	6.74%	6.58%	5.30%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$32,320	$30,203	$31,349	$28,310	$29,488

AMPS Shares outstanding at $25,000 liquidation preference, end of year (000)	—	$16,000	$16,000	$16,000	$16,000

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000	—	—	—	—

Portfolio turnover	30%	11%	13%	9%	15%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$72,192	$73,985	$69,235	$71,083

Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$302,003	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.40%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	51

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

	Year Ended August 31,
	2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$14.34		$15.09		$13.74		$13.92		$14.40

Net investment income[1]	0.89		0.97		1.04		0.94		0.98
Net realized and unrealized gain (loss)	1.36		(0.73)		1.21		(0.30)		(0.48)
Dividends to AMPS Shareholders from net investment income	—		(0.03)		(0.03)		(0.14)		(0.32)

Net increase from investment operations	2.25		0.21		2.22		0.50		0.18

Dividends to Common Shareholders from net investment income	(0.95)		(0.96)		(0.87)		(0.68)		(0.66)

Net asset value, end of year	$15.64		$14.34		$15.09		$13.74		$13.92

Market price, end of year	$15.86		$13.90		$15.17		$12.89		$12.12

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	16.15%		1.85%		16.87%		5.19%		1.74%

Based on market price	21.52%		(1.80)%		25.24%		13.34%		(5.72)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.95%		1.47%	[3]	1.29%	[3]	1.55%	[3]	1.65%	[3]

Total expenses after fees waived and before fees paid indirectly	1.87%		1.36%	[3]	1.14%	[3]	1.35%	[3]	1.52%	[3]

Total expenses after fees waived and paid indirectly	1.87%		1.36%	[3]	1.14%	[3]	1.35%	[3]	1.52%	[3]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.45%	[5]	1.18%	[3]	1.02%	[3]	1.05%	[3]	1.15%	[3]

Net investment income	5.89%		6.98%	[3]	7.24%	[3]	7.45%	[3]	6.90%	[3]

Dividends to AMPS Shareholders	—		0.19%		0.23%		1.09%		2.24%

Net investment income to Common Shareholders	5.89%		6.79%		7.01%		6.36%		4.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$485,454		$443,325		$464,853		$422,983		$428,547

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—		$243,625		$243,625		$252,875

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600		$243,600		—		—		—

Portfolio turnover	14%		18%		10%		18%		21%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—		$72,703		$68,407		$67,379

Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$299,283		$281,989		—		—		—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[5]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.02%.

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock New Jersey Municipal Bond Trust (BLJ)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.55	$15.23	$13.53	$14.16	$15.38

Net investment income[1]	0.95	1.00	1.05	1.05	1.14
Net realized and unrealized gain (loss)	2.12	(0.68)	1.61	(0.68)	(1.11)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.02)	(0.03)	(0.03)	(0.14)	(0.29)
Net realized gain	—	(0.00)[2]	—	—	(0.00)[2]

Net increase (decrease) from investment operations	3.05	0.29	2.63	0.23	(0.26)

Dividends and distributions to Common Shareholders from:
Net investment income	(0.93)	(0.94)	(0.93)	(0.86)	(0.95)
Net realized gain	—	(0.03)	—	—	(0.01)

Total dividends and distributions to Common Shareholders	(0.93)	(0.97)	(0.93)	(0.86)	(0.96)

Net asset value, end of year	$16.67	$14.55	$15.23	$13.53	$14.16

Market price, end of year	$16.66	$13.60	$15.63	$13.59	$14.76

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	21.52%	2.46%	20.04%	2.50%	(2.12)%

Based on market price	29.94%	(6.68)%	22.65%	(1.23)%	(7.15)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.65%	1.57%	1.54%	1.72%	1.67%

Total expenses after fees waived and before fees paid indirectly[4]	1.59%	1.43%	1.32%	1.36%	1.28%

Total expenses after fees waived and paid indirectly[4]	1.59%	1.43%	1.32%	1.36%	1.28%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.41% [6]	1.41%	1.31%	1.34%	1.26%

Net investment income[4]	6.01%	7.08%	7.32%	8.55%	7.64%

Dividends to AMPS Shareholders	0.11%	0.20%	0.24%	1.14%	1.97%

Net investment income to Common Shareholders	5.90%	6.88%	7.08%	7.41%	5.67%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$38,728	$33,753	$35,277	$31,239	$32,584

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$18,775	$18,775	$18,775	$19,200

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,700	—	—	—	—

Portfolio turnover	25%	19%	18%	28%	17%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$69,944	$71,974	$66,600	$67,439

Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$307,099	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.34%

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	53

Financial Highlights	BlackRock New York Municipal Bond Trust (BQH)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.89	$15.65	$14.56	$14.71	$15.39

Net investment income[1]	0.87	1.04	1.07	1.08	1.14
Net realized and unrealized gain (loss)	1.73	(0.78)	1.09	(0.24)	(0.57)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.00)[2]	(0.03)	(0.03)	(0.14)	(0.29)
Net realized gain	—	(0.00)[2]	(0.01)	(0.00)[2]	(0.01)

Net increase from investment operations	2.60	0.23	2.12	0.70	0.27

Dividends to Common Shareholders from:
Net investment income	(0.96)	(0.99)	(0.94)	(0.85)	(0.93)
Net realized gain	—	(0.00)[2]	(0.09)	(0.00)[2]	(0.02)

Total dividends and distributions to Common Shareholders	(0.96)	(0.99)	(1.03)	(0.85)	(0.95)

Net asset value, end of year	$16.53	$14.89	$15.65	$14.56	$14.71

Market price, end of year	$16.56	$14.83	$15.79	$14.32	$14.62

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	17.99%	1.81%	15.18%	5.97%	1.62%

Based on market price	18.68%	0.50%	18.15%	4.87%	(4.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	2.26%	1.50%	1.49%	1.61%	1.63%

Total expenses after fees waived and before fees paid indirectly[4]	2.20%	1.37%	1.27%	1.30%	1.25%

Total expenses after fees waived and paid indirectly[4]	2.20%	1.37%	1.27%	1.30%	1.25%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.90% [6]	1.36%	1.24%	1.25%	1.23%

Net investment income[4]	5.52%	7.12%	7.07%	8.06%	7.45%

Dividends to AMPS Shareholders	0.02%	0.19%	0.19%	1.01%	1.90%

Net investment income to Common Shareholders	5.50%	6.93%	6.88%	7.05%	5.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$46,158	$41,399	$43,409	$40,204	$40,603

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$22,125	$22,125	$22,125	$22,400

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	—	—	—	—

Portfolio turnover	45%	14%	22%	30%	19%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$71,778	$74,052	$70,431	$70,327

Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$308,858	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.45%.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.25	$14.90	$13.61	$13.95	$14.58

Net investment income[1]	0.81	0.90	0.91	0.88	0.96
Net realized and unrealized gain (loss)	1.31	(0.67)	1.23	(0.39)	(0.60)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.00)[2]	(0.02)	(0.03)	(0.11)	(0.25)
Net realized gain	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	2.12	0.21	2.11	0.38	0.10

Dividends and distributions to Common Shareholders from:
Net investment income	(0.86)	(0.86)	(0.82)	(0.72)	(0.70)
Net realized gain	—	—	—	—	(0.03)

Total dividends and distributions to Common Shareholders	(0.86)	(0.86)	(0.82)	(0.72)	(0.73)

Net asset value, end of year	$15.51	$14.25	$14.90	$13.61	$13.95

Market price, end of year	$15.74	$13.54	$14.91	$13.15	$13.26

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	15.23%	1.94%	16.04%	3.98%	0.80%

Based on market price	23.07%	(3.20)%	20.18%	5.70%	(1.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.82%	1.28%	1.21%	1.53%	1.34%

Total expenses after fees waived and before paid indirectly[4]	1.82%	1.26%	1.12%	1.33%	1.09%

Total expenses after fees waived and paid indirectly[4]	1.82%	1.26%	1.12%	1.33%	1.09%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.50% [6]	1.17%	1.03%	1.05%	0.99%

Net investment income[4]	5.38%	6.50%	6.45%	7.16%	6.59%

Dividends to AMPS Shareholders	0.01%	0.16%	0.18%	0.88%	1.74%

Net investment income to Common Shareholders	5.37%	6.34%	6.27%	6.28%	4.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$100,865	$92,411	$96,617	$88,141	$90,331

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$40,575	$40,575	$40,575	$41,675

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$40,500	—	—	—	—

Portfolio turnover	24%	24%	8%	23%	24%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$81,938	$84,531	$79,309	$79,196

Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$349,050	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.13%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	55

Financial Highlights	BlackRock New York Municipal Income Trust II (BFY)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.66	$15.33	$14.03	$14.28	$14.84

Net investment income[1]	0.92	1.05	1.06	1.06	1.08
Net realized and unrealized gain (loss)	1.50	(0.69)	1.25	(0.36)	(0.55)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.00)[2]	(0.03)	(0.04)	(0.15)	(0.29)
Net realized gain	—	—	—	—	(0.01)

Net increase from investment operations	2.42	0.33	2.27	0.55	0.23

Dividends and distributions to Common Shareholders from:
Net investment income	(0.99)	(1.00)	(0.97)	(0.80)	(0.77)
Net realized gain	—	—	—	—	(0.02)

Total dividends and distributions to Common Shareholders	(0.99)	(1.00)	(0.97)	(0.80)	(0.79)

Net asset value, end of year	$16.09	$14.66	$15.33	$14.03	$14.28

Market price, end of year	$16.81	$14.38	$15.48	$14.00	$13.60

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	17.00%	2.56%	16.69%	5.23%	1.70%

Based on market price	24.61%	(0.37)%	18.09%	10.26%	1.08%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	2.03%	1.27%	1.21%	1.33%	1.30%

Total expenses after fees waived and before fees paid indirectly[4]	1.95%	1.18%	1.13%	1.16%	1.13%

Total expenses after fees waived and paid indirectly[4]	1.95%	1.18%	1.13%	1.16%	1.13%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.62% [6]	1.18%	1.13%	1.16%	1.13%

Net investment income[4]	5.96%	7.34%	7.21%	8.17%	7.33%

Dividends to AMPS Shareholders	0.01%	0.22%	0.25%	1.19%	1.94%

Net investment income to Common Shareholders	5.95%	7.12%	6.96%	6.98%	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$80,228	$72,817	$75,872	$69,315	$70,544

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$44,475	$44,475	$44,475	$44,650

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400	—	—	—	—

Portfolio turnover	25%	20%	16%	16%	12%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$65,931	$67,651	$63,965	$64,508

Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$280,693	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.11%.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Virginia Municipal Bond Trust (BHV)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$15.33	$16.02	$15.05	$15.03	$15.57

Net investment income[1]	0.97	1.02	1.04	1.02	1.11
Net realized and unrealized gain (loss)	1.45	(0.60)	1.19	0.20	(0.45)
Dividends and distributions to AMP Shareholders from:
Net investment income	(0.02)	(0.03)	(0.02)	(0.10)	(0.30)
Net realized gain	—	(0.00)[2]	(0.01)	(0.05)	—

Net increase from investment operations	2.40	0.39	2.20	1.07	0.36

Dividends and distributions to Common Shareholders from:
Net investment income	(0.99)	(1.00)	(0.96)	(0.89)	(0.90)
Net realized gain	—	(0.08)	(0.27)	(0.16)	—

Total dividends and distributions to Common Shareholders	(0.99)	(1.08)	(1.23)	(1.05)	(0.90)

Net asset value, end of year	$16.74	$15.33	$16.02	$15.05	$15.03

Market price, end of year	$19.58	$17.77	$18.77	$17.50	$19.50

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	15.19%	1.98%	14.15%	6.94%	1.59%

Based on market price	16.23%	0.89%	15.02%	(4.16)%	14.97%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.69%	1.66%	1.57%	1.75%	1.70%

Total expenses after fees waived and before fees paid indirectly[4]	1.64%	1.52%	1.36%	1.45%	1.34%

Total expenses after fees waived and paid indirectly[4]	1.64%	1.52%	1.36%	1.45%	1.34%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.43% [6]	1.44%	1.31%	1.37%	1.31%

Net investment income[4]	6.03%	6.81%	6.71%	7.43%	7.14%

Dividends to AMPS Shareholders	0.09%	0.17%	0.16%	0.72%	1.90%

Net investment income to Common Shareholders	5.94%	6.64%	6.55%	6.71%	5.24%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$26,466	$24,155	$25,141	$23,483	$23,347

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$11,675	$11,675	$11,675	$12,175

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	—	—	—	—

Portfolio turnover	23%	12%	26%	32%	11%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$76,725	$78,836	$75,286	$72,948

Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$328,157	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.38%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	57

Financial Highlights	The Massachusetts Health & Education Tax-Exempt Trust (MHE)

	Year Ended August 31, 2012				Period January 1, 2008 to August 31, 2008		Year Ended December 31, 2007
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.01	$13.52	$12.19	$12.55	$13.10		$13.90

Net investment income[1]	0.84	0.90	0.89	0.83	0.59		0.92
Net realized and unrealized gain (loss)	1.34	(0.54)	1.31	(0.43)	(0.58)		(0.82)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.03)	(0.03)	(0.13)	(0.17)		(0.31)

Net increase (decrease) from investment operations	2.17	0.33	2.17	0.27	(0.16)		(0.21)

Dividends and distributions to Common Shareholders from:
Net investment income	(0.83)	(0.84)	(0.84)	(0.63)	(0.39)		(0.59)
Net realized gain	—	—	—	—	—		(0.00)[2]

Total dividends and distributions to Common Shareholders	(0.83)	(0.84)	(0.84)	(0.63)	(0.39)		(0.59)

Net asset value, end of period	$14.35	$13.01	$13.52	$12.19	$12.55		$13.10

Market price, end of period	$14.91	$13.11	$13.98	$12.00	$11.22		$11.95

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	17.02%	2.78%	18.40%	3.29%	(1.01)%[4]		(1.23)%

Based on market price	20.66%	0.16%	24.37%	13.73%	(2.99)%[4]		(4.40)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.50%	1.39%	1.39%	1.54%	1.77%	[6]	1.47%

Total expenses after fees waived and before fees paid indirectly[5]	1.50%	1.39%	1.38%	1.54%	1.77%	[6]	1.47%

Total expenses after fees waived and paid indirectly[5]	1.50%	1.39%	1.38%	1.54%	1.77%	[6]	1.47%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.33% [8]	1.36%	1.35%	1.45%	1.73%	[6]	1.47%

Net investment income[5]	6.07%	7.15%	6.95%	7.50%	6.82%	[6]	6.78%

Dividends to AMPS Shareholders	0.11%	0.22%	0.24%	1.22%	2.03%	[6]	2.27%

Net investment income to Common Shareholders	5.96%	6.93%	6.71%	6.28%	4.79%	[6]	4.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$33,852	$30,611	$31,739	$28,575	$29,416		$30,717

AMPS outstanding at $50,000 liquidation preference, end of period (000)	—	$18,500	$18,500	$18,500	$18,500		$20,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$18,500	—	—	—	—		—

Portfolio turnover	17%	10%	12%	12%	5%		18%

Asset coverage per AMPS at $50,000 liquidation preference, end of period	—	$132,732	$135,785	$127,234	$129,523		$126,835

Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$282,983	—	—	—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.24%.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock Virginia Municipal Bond Trust (“BHV”) (collectively the “Bond Trusts”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New York Municipal Income Trust II (“BFY”) and The Massachusetts Health & Education Tax-Exempt Trust (“MHE”) (all, collectively the “Trusts”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Trusts are organized as Delaware statutory trusts except MHN and MHE, which are organized as a Maryland corporation and a Massachusetts business trust, respectively. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Board of Trustees and the Board of Directors of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value

Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor

ANNUAL REPORT	AUGUST 31, 2012	59

Notes to Financial Statements (continued)

forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended August 31, 2012, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust in exchange for TOB trust certificates. The Trusts typically invest the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trusts’ payable to the holder of the short-term floating rate certificates as reported in the Statements of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At August 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BZM	$4,763,527	$2,399,847	0.17% - 0.24%
MHN	$159,954,009	$77,476,820	0.18% - 0.32%
BLJ	$7,706,047	$3,954,288	0.15% - 0.32%
BQH	$12,487,917	$7,365,836	0.16% - 0.24%
BSE	$37,326,357	$20,920,361	0.16% - 0.24%
BFY	$13,610,085	$7,591,259	0.16% - 0.24%
BHV	$7,725,342	$4,107,550	0.17% - 0.19%
MHE	$3,751,045	$2,009,595	0.16% - 0.19%

For the year ended August 31, 2012, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BZM	$1,779,872	0.73%
MHN	$73,829,152	0.82%
BLJ	$2,854,520	0.75%
BQH	$3,539,138	0.77%
BSE	$15,231,681	0.75%
BFY	$4,520,084	0.92%
BHV	$3,639,474	0.69%
MHE	$1,857,053	0.56%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAV per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the

60	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

four years ended August 31, 2012. The statutes of limitations on the Each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012, each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: The Trusts incurred costs in connection with their issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity providers which were amortized over the term of the initial liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2012
	Net Realized Gain (Loss) From
	BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Interest rate contracts:
Financial future contracts	$(97,401)	$(1,389,725)	$(131,305)	$(131,098)	$(291,995)	$(230,864)	$(99,580)	$(105,334)

ANNUAL REPORT	AUGUST 31, 2012	61

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/ Depreciation on
	BZM	BLJ	BHV	MHE
Interest rate contracts:
Financial future contracts .	$(1,787)	$(2,860)	$(1,787)	$(2,860)

For the year ended August 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Financial future contracts:
Average number of contracts sold	3	35	7	3	7	6	2	3
Average notional value of contracts sold	$334,844	$4,620,844	$861,910	$435,297	$971,047	$770,141	$301,359	$360,980

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets except for MHN and MHE, which are based on average daily net assets at the following annual rates:

BZM	0.65%
MHN	0.55%
BLJ	0.65%
BQH	0.65%
BSE	0.55%
BFY	0.55%
BHV	0.65%
MHE	0.50%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fees with respect to the Bond Trusts, excluding BSE, at an annual rate as a percentage of the average weekly net assets of 0.05% through April 2012. With respect to BFY, the waiver, as a percentage of its weekly net assets is 0.05% through July 2012. With respect to MHN, the Manager voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. For the year ended August 31, 2012, the Manager waived the following amounts, which are included in fees waived by Manager in the Statements of Operations.

BZM	$16,075
MHN	$362,168
BLJ	$21,360
BQH	$22,432
BFY	$58,434
BHV	$13,262

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pay to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2012, the amounts waived were as follows:

BZM	$759
MHN	$16,219
BLJ	$1,652
BQH	$1,655
BSE	$1,992
BFY	$1,453
BHV	$266
MHE	$371

The Manager entered into sub-advisory agreements with BlackRock Investment Management LLC (“BIM”) for MHN and MHE and BlackRock Financial Management, Inc. (“BFM”) for all other Trusts. BIM and BFM are affiliates of the Manager. The Manager pays BIM and BFM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or Trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2012 were as follows:

	Purchases	Sales
BZM	$18,003,386	$14,030,025
MHN	$121,063,082	$111,315,525
BLJ	$17,748,575	$14,163,170
BQH	$37,471,049	$30,763,031
BSE	$46,544,127	$35,745,194
BFY	$39,811,796	$30,815,910
BHV	$10,987,392	$8,977,264
MHE	$10,375,254	$8,502,633

62	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2012 attributable to amortization methods on fixed income securities, non-deductible expenses, income recognized from pass-through entities, distributions received from a regulated investment company, the reclassification of distributions and securities in default were reclassified to the following accounts:

	BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Paid in capital	$(626)	$(518,127)	$(626)	$(36,433)	$(63,284)	$(68,781)	$(626)	$(709)
Undistributed net investment income	$623	$245,901	$(4,150)	$32,912	$10,671	$71,984	$(6,918)	$709
Undistributed net realized gain (accumulated net realized loss)	$3	$272,226	$4,776	$3,521	$52,613	$(3,203)	$7,544	—

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 was as follows:

		BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Tax-exempt income	8/31/12	$2,006,765	$30,398,681	$2,244,465	$2,750,782	$5,708,613	$5,098,689	$1,616,224	$2,041,164
	8/31/11	2,011,240	30,488,849	2,235,997	2,812,563	5,707,805	5,128,469	1,605,854	2,040,271
Ordinary income	8/31/12	—	—	3,008	—	—	—	—	—
	8/31/11	478	112,639	8,828	15,322	—	—	11,428	—
Long-term capital gains	8/31/12	—	—	—	—	—	—	—	—
	8/31/11	46,913	—	74,433	—	—	—	125,402	—

Total distributions	8/31/12	$2,006,765	$30,398,681	$2,247,473	$2,750,782	$5,708,613	$5,098,689	$1,616,224	$2,041,164

	8/31/11	$2,058,631	$30,601,488	$2,319,258	$2,827,885	$5,707,805	$5,128,469	$1,742,684	$2,040,271

As of August 31, 2012, the tax components of accumulated net earnings were as follows:

	BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Undistributed tax-exempt income	$372,398	$6,487,614	$547,786	$490,463	$1,161,199	$1,038,415	$326,957	$613,447
Undistributed ordinary income	23	17,014	1,164	263,392	953	5,366	11,332	71
Undistributed long-term capital gains	—	—	—	320,223	—	—	—	—
Capital loss carryforwards	(174,325)	(32,511,394)	(161,191)	—	(4,084,496)	(1,441,194)	(598,893)	(1,004,159)
Net unrealized gains[1]	2,759,329	54,082,713	5,406,775	5,456,709	11,562,099	9,968,346	4,197,060	4,421,460
Qualified late-year losses[2]	—	(2,035,203)	—	—	—	—	—	(55,858)

Total	$2,957,425	$26,040,744	$5,794,534	$6,530,787	$8,639,755	$9,570,933	$3,936,456	$3,974,961

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the treatment of residual interests in tender option bond trusts, the accrual of income on securities in default, the timing and recognition of partnership income and the deferral of compensation to directors and trustees.

[2]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2013.

As of August 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration:

Expires August 31,	BZM	MHN	BLJ	BSE	BFY	BHV	MHE
2013	—	$15,054,033	—	—	—	—	—
2014	—	1,097,743	—	—	—	—	—
2015	—	2,782,666	—	—	$70,160	—	$35,869
2016	—	710,089	—	—	383,137	—	285,683
2017	—	4,069,997	—	$1,583,452	254,346	—	375,230
2018	—	3,861,956	—	1,544,362	357,549	—	32,672
2019	$57,495	673,531	—	—	255,001	$51,866	74
No expiration date[3]	116,830	4,261,379	$161,191	956,682	121,001	547,027	274,631

Total	$174,325	$32,511,394	$161,191	$4,084,496	$1,441,194	$598,893	$1,004,159

[3]	Must be utilized prior to losses subject to expiration.

As of August 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Tax cost	$45,188,300	$669,382,547	$52,265,256	$63,623,476	$129,079,340	$114,377,691	$33,414,611	$48,042,204

Gross unrealized appreciation	$2,783,995	$57,834,021	$5,954,524	$6,115,534	$12,000,645	$10,637,569	$4,262,523	$4,426,685
Gross unrealized depreciation	(14,896)	(3,329,004)	(538,672)	(649,412)	(431,444)	(658,985)	(59,125)	(13,553)

Net unrealized appreciation (depreciation)	$2,769,099	$54,505,017	$5,415,852	$5,466,122	$11,569,201	$9,978,584	$4,203,398	$4,413,132

ANNUAL REPORT	AUGUST 31, 2012	63

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of August 31, 2012, MHN invested a significant portion of its assets in securities in the transportation and county/city/special district/school district sectors. BLJ invested a significant portion of its assets in securities in the state sector. BQH and BFY invested a significant portion of its assets in securities in the county/city/special district/school district sector. BSE invested a significant portion of its assets in securities in the county/city/special district/school district, education and transportation sectors. BHV invested a significant portion of its assets in securities in the health sector. MHE invested a significant portion of its assets in securities in the education and health sectors. Changes in economic conditions affecting the county/city/special district/school district, education, health, state and transportation sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Trust, except for MHN, is authorized to issue unlimted number of shares (200 million shares for MHN), all of which were initially classified as Common Shares. The par value for the Trusts’ Common and Preferred Shares, except for MHN and MHE, is $0.001 per share ($0.10 for MHN and $0.01 for MHE). The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31, 2012	Year Ended August 31, 2011
BZM	4,792	9,032
MHN	117,478	103,507
BLJ	3,421	2,281
BQH	10,545	6,756
BSE	19,103	2,348
BFY	18,300	16,761
BHV	5,351	6,753
MHE	5,309	5,980

Preferred Shares

The Trusts’ Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions, or (c) change its business so as to cease to be an investment company.

VRDP Shares

The Trusts have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity providers in the event of a failed remarketing. The Trusts are required to redeem the VRDP Shares owned by the liquidity providers after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

64	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

The VRDP Shares as of the year ended August 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	6/14/12	160	$16,000,000	7/01/42
MHN	6/30/11	2,436	$243,600,000	7/01/41
BLJ	6/14/12	187	$18,700,000	7/01/42
BQH	9/15/11	221	$22,100,000	10/01/41
BSE	9/15/11	405	$40,500,000	10/01/41
BFY	9/15/11	444	$44,400,000	10/01/41
BHV	6/14/12	116	$11,600,000	7/01/42
MHE	6/14/12	185	$18,500,000	7/01/42

The Trusts entered into a fee agreement with the liquidity providers that may require a per annum liquidity fee to be paid to the liquidity providers. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each of BQH, BSE, MHN and BFY and its respective liquidity provider was for a 364-day term and was scheduled to expire on June 27, 2012 for MHN and September 12, 2012 for BQH, BSE and BFY. MHN renewed its fee agreement for an additional 364 days, which is scheduled to expire on June 26, 2013 unless renewed or terminated in advance. Each of BQH, BSE and BFY renewed its respective fee agreement for an approximately six-month term, which is scheduled to expire on March 15, 2013 unless renewed or terminated in advance. The fee agreement between each of BZM, BLJ, BHV and MHE and its respective liquidity provider is for an approximately 3-year term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the Trusts do not enter into a fee agreement with alternate liquidity providers, the VRDP Shares will be subject to mandatory purchase by the liquidity providers prior to the termination of the fee agreement. The Trusts are required to redeem any VRDP Shares purchased by the liquidity providers six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity providers, the Trusts are required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. There is no assurance the Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, the Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s for MHN, BQH, BSE and BFY and Aa2 for BZM, BLJ, BHV and MHE and AAA from Fitch for all Trusts. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2012, the VRDP Shares were assigned a long-term rating of Aa2 for BZM, MHN, BLJ, BQH, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity providers for such VRDP Shares. Changes in the credit quality of the liquidity providers could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity providers or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity providers may be terminated prior to the scheduled termination date if the liquidity providers fail to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Upon issuance of the VRDP Shares on June 14, 2012, BZM, BLJ, BHV and MHE announced a special rate period for an approximately three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BZM, BLJ, BHV and MHE are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BZM, BLJ, BHV and MHE will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BZM, BLJ, BHV and MHE redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP

ANNUAL REPORT	AUGUST 31, 2012	65

Notes to Financial Statements (continued)

Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and BZM, BLJ, BHV and MHE may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

The Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the year ended August 31, 2012 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended August 31, 2012 were as follows:

Rate
BZM	1.11%
MHN	0.35%
BLJ	1.11%
BQH	0.33%
BSE	0.33%
BFY	0.33%
BHV	1.11%
MHE	1.11%

VRDP Shares issued and outstanding for MHN remained constant for the year ended August 31, 2012.

AMPS

The AMPS were redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Supplementary/Statement of Preferences and/or Certificate of Designation (the “Governing Instrument”) were not satisfied.

Dividends on seven-day AMPS were cumulative at a rate, which was reset every seven days, based on the results of an auction. If the AMPS failed to clear the auction on an auction date, each Trust was required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares were successfully auctioned. The maximum applicable rate on all series of AMPS was the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the year ended August 31, 2012 were as follows:

	Series	Low	High	Average
BZM	R7	0.11%	0.40%	0.24%
BLJ	M7	0.11%	0.40%	0.24%
BQH	T7	0.21%	0.27%	0.25%
BSE	R7	0.23%	0.27%	0.25%
BFY	W7	0.24%	0.27%	0.26%
BHV	R7	0.11%	0.40%	0.24%
MHE	A	0.11%	0.38%	0.24%
	B	0.11%	0.38%	0.24%

From February 13, 2008 to the redemption dates listed below, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.40% for the year ended August 31, 2012. A failed auction was not an event of default for the Trusts but it had a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a trust’s AMPS than buyers.

During the year ended August 31, 2012, BZM, BLJ, BQH, BSE, BFY, BHV and MHE announced the following redemptions of AMPS at a price of $25,000 ($50,000 for MHE) per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BZM	R7	7/06/12	640	$16,000,000
BLJ	M7	7/10/12	751	$18,775,000
BQH	T7	10/12/11	885	$22,125,000
BSE	R7	10/07/11	1,623	$40,575,000
BFY	W7	10/06/11	1,779	$44,475,000
BHV	R7	7/06/12	467	$11,675,000
MHE	A7	6/21/12	185	$9,250,000
	B7	6/20/12	185	$9,250,000

During the year ended August 31, 2011, MHN announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MHN	A	7/21/11	1,479	$36,975,000
	B	7/22/11	1,479	$36,975,000
	C	7/19/11	2,366	$59,150,000
	D	7/18/11	2,864	$71,600,000
	E	7/20/11	1,557	$38,925,000

The Trusts financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares as follows:

BZM	$16,000,000
MHN	$243,600,000
BLJ	$18,700,000
BQH	$22,100,000
BSE	$40,500,000
BFY	$44,400,000
BHV	$11,600,000
MHE	$18,500,000

66	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (concluded)

AMPS issued and outstanding remained constant during the year ended August 31, 2011 for BZM, BLJ, BQH, BSE, BFY, BHV and MHE.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on October 1, 2012 to Common Shareholders of record on September 14, 2012 as follows:

Common Dividend Per Share
BZM	$0.0665
MHN	$0.0795
BLJ	$0.0730
BQH	$0.0740
BSE	$0.0715
BFY	$0.0810
BHV	$0.0780
MHE	$0.0625

Additionally, the Trusts declared a net investment income dividend in the following amounts per share on October 1, 2012 payable to Common Shareholders of record on October 15, 2012:

Common Dividend Per Share
BZM	$0.0665
MHN	$0.0765
BLJ	$0.0730
BQH	$0.0710
BSE	$0.0715
BFY	$0.0770
BHV	$0.0780
MHE	$0.0625

The dividends declared on VRDP Shares for the period September 1, 2012 to September 30, 2012 were as follows:

Dividends Declared
BZM	$13,145
MHN	$65,226
BLJ	$15,364
BQH	$5,302
BSE	$9,716
BFY	$10,651
BHV	$9,530
MHE	$15,199

ANNUAL REPORT	AUGUST 31, 2012	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of

BlackRock MuniHoldings New York Quality Fund, Inc.

and to the Shareholders and Board of Trustees of:

BlackRock Maryland Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock New York Municipal Income Quality Trust

BlackRock New York Municipal Income Trust II

BlackRock Virginia Municipal Bond Trust and

The Massachusetts Health & Education Tax-Exempt Trust

(collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, BlackRock Virginia Municipal Bond Trust, and The Massachusetts Health & Education Tax-Exempt Trust, including the related schedules of investments as of August 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of August 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, BlackRock Virginia Municipal Bond Trust, and The Massachusetts Health & Education Tax-Exempt Trust as of August 31, 2012, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 25, 2012

Important Tax Information (Unaudited)

All of the distributions paid by the Trusts during the fiscal year ended July 31, 2012 qualify as tax-exempt interest dividends for federal income tax purposes except for the following:

BLJ	Payable Date	Ordinary Income[1]
Common Shareholders	12/30/11	$0.001207
Preferred Shareholders:
AMPS Series M-7	12/06/11	$0.110000
[1]

Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

68	ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY”), BlackRock Virginia Municipal Bond Trust (“BHV”), and The Massachusetts Health & Education Tax-Exempt Trust (MHE and together with BZM, MHN, BLJ, BQH, BSE, BFY and BHV, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. or BlackRock Investment Management, LLC, as applicable (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Boards considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information

ANNUAL REPORT	AUGUST 31, 2012	69

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In

70	ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category, and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of BZM, MHN, BLJ, BFY, BHV and MHE noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of its respective Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of BZM, MHN, BLJ, BFY, BHV and MHE noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of BQH noted that BQH performed below the median of its Customized Lipper Peer Group Composite in the one- and three-year periods reported, but that BQH performed at or above the median of its Customized Lipper Peer Group Composite in the five-year period reported. Based on its discussions with BlackRock and the Board’s review of BQH’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, BQH’s Board noted that BQH’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of BQH’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of BQH and BlackRock reviewed and discussed the reasons for BQH’s underperformance during the one- and three-year periods compared with its Peers. BQH’s Board was informed that, among other things, BQH’s underperformance for the one- and three-year periods mainly stems from a below market total return. Older higher coupon securities, while helping to provide a competitive distribution yield, were negatively impacted by their shorter effective maturities. This limited BQH’s upside appreciation and resulted in reduced total return when compared to the Customized Lipper Peer Group Composite. BQH’s Board and BlackRock discussed BlackRock’s strategy for improving BQH’s performance and BlackRock’s commitment to providing the resources necessary to assist BQH’s portfolio managers and to improve BQH’s performance.

The Board of BSE noted that, in general, BSE performed better than its Peers in that BSE’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of BSE’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, BSE’s Board noted

that BSE’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of BSE’s relative performance. The composite performance metric is a measurement blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to con-

ANNUAL REPORT	AUGUST 31, 2012	71

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

tinue to provide the high quality of services that is expected by the Boards.

The Board of each of BZM, BLJ and BHV noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of each of BZM, BLJ and BHV also noted, however, that its respective Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual management fee ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers.

The Board of each of MHN, BSE, BFY and MHE noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BQH noted that BQH’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BQH’s Peers, in each case before taking into account any expense reimbursements or fee waivers. BQH’s Board also noted, however, that BQH’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by BQH’s peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

72	ANNUAL REPORT	AUGUST 31, 2012

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Shareowner Services for MHN and MHE and Computershare Trust Company, N.A. for BZM, BLJ, BQH, BSE, BFY and BHV (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BLJ, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHN and MHE that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MHN and MHE. For shareholders of BZM, BLJ, BQH, BSE, BFY and BHV, contact Computershare Trust Company, N.A. through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	AUGUST 31, 2012	73

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	98 RICs consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	98 RICs consisting of 94 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing); Bell South (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	98 RICs consisting of 94 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

74	ANNUAL REPORT	AUGUST 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	98 RICs consisting of 94 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]   Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios.	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximam age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

ANNUAL REPORT	AUGUST 31, 2012	75

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Board.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Effective May 22, 2012, Robert W. Crothers became Vice President of the Trusts.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trusts and Janey Ahn became Secretary of the Trusts.

76	ANNUAL REPORT	AUGUST 31, 2012

Officers and Trustees (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisors BlackRock Financial Management, Inc.[1] New York, NY 10055 BlackRock Investment Management LLC[2] Princeton, NJ 08540	Custodians State Street Bank and Trust Company[3] Boston, MA 02110 The Bank of New York Mellon[4] New York, NY 10286 Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021

VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Providers
Bank of America, N.A.[4]

New York, NY 10036

Citibank, N.A.[5]

New York, NY 10179

Morgan Stanley Bank, N.A.[6]

New York, NY 10036

VRDP Remarketing Agents

Merrill Lynch, Pierce,
Fenner & Smith Incorporated[4]

New York, NY 10036

Citigroup Global Markets, Inc.[5]

New York, NY 10179

Morgan Stanley & Co. LLC[6]

New York, NY 10036

		Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
[1] For all Trusts except MHN and MHE. [2] For MHN and MHE. [3] For all Trusts except MHN. [4] For MHN. [5] For BZM, BLJ, BHV and MHE. [6] For BQH, BSE and BFY.

ANNUAL REPORT	AUGUST 31, 2012	77

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class II Trustees as follows:

	Frank J. Fabozzi¹			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BZM	509	116	0	2,003,791	14,309	0	2,003,945	14,155	0
BLJ	550	173	0	2,056,185	157,629	0	2,081,009	132,805	0
BSE	405	0	0	5,799,207	371,785	0	5,811,303	359,689	0
BQH	221	0	0	2,573,937	99,145	0	2,573,937	99,145	0
BFY	444	0	0	4,271,798	417,856	0	4,515,743	173,911	0
BHV	251	188	0	1,484,699	38,846	0	1,484,699	38,846	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glen Hubbard and W. Carl Kester.

¹	Voted on by holders of Preferred Shares only.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	27,617,499	1,014,322	0	27,617,796	1,014,025	0	27,619,049	1,012,772	0
MHE	2,180,929	28,608	0	2,180,929	28,608	0	2,181,319	28,218	0

	Frank J. Fabozzi[2]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	2,436	0	0	27,309,447	1,322,374	0	27,314,443	1,317,378	0
MHE	358	0	0	2,180,929	28,608	0	2,180,929	28,608	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	27,617,098	1,014,723	0	27,319,710	1,312,111	0	27,595,896	1,035,925	0
MHE	2,180,929	28,608	0	2,180,929	28,608	0	2,180,929	28,608	0

	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	2,436	0	0	27,611,487	1,020,334	0
MHE	358	0	0	2,180,929	28,608	0

[2]	Voted on by holders of Preferred Shares only.

78	ANNUAL REPORT	AUGUST 31, 2012

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSE and BQH on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint named the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSE and BQH as defendants. The complaint alleged, among other things, that the parties named in the complaint breached fiduciary duties owed to BSE and BQH and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint sought unspecified damages for losses purportedly suffered by BSE and BQH as a result of the prior redemptions and injunctive relief preventing BSE and BQH from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint containing allegations substantially similar to those in the original complaint. Defendants moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Directors, including depositions of its members and documents upon which they relied. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On November 10, 2011, the Board of MHE approved the removal of MHE’s non-fundamental investment policy requiring that counterparties with respect to interest rate swap, cap or floor transactions (“Interest Rate Transactions”) be rated in the highest rating category of at least one NRSRO (e.g., AAA/Aaa). As a result of this investment policy change,

MHE may enter into Interest Rate Transactions with any counterparties approved by the Manager. Such counterparties may entail a greater degree of credit risk or risk of nonperformance than counterparties rated in the highest rating category of a NRSRO (e.g., AAA/Aaa). The Manager will seek to minimize MHE’s exposure to counterparty risk by entering into Interest Rate Transactions with counterparties the Manager believes to be creditworthy at the time they enter into such transactions. To the extent MHE engages in Interest Rate Transactions, shareholders of MHE will be dependent on the analytical ability of the Manager to evaluate the credit quality of counter-parties to such transactions. In the event of the insolvency of a counter-party, MHE may not be able to recover its assets, in full or at all, during the insolvency process. In addition, counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. The foregoing investment policy amendment will not alter MHE’s investment objective.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to

ANNUAL REPORT	AUGUST 31, 2012	79

Additional Information (concluded)

General Information (concluded)

BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

80	ANNUAL REPORT	AUGUST 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-STMUNI-8-8/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Quality Trust	$30,300	$29,700	$0	$5,800	$9,300	$8,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Quality Trust	$9,300	$14,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2012.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of August 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	12	0	0	0	0	0
	$3.71 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$26.33 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$26.33 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of August 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Timothy Browse	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Theodore Jaeckel Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Browse, Jaeckel, and O’Connor are each eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Quality Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Quality Trust

Date:	November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Quality Trust

Date:	November 5, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Quality Trust

Date:	November 5, 2012